UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21309
Advent Convertible and Income Fund1
(Exact name of registrant as specified in charter)

888 Seventh Ave, 31st Floor, New York, NY 10019
(Address of principal executive offices) (Zip code)

Robert White, Treasurer
888 Seventh Ave, 31st Floor, New York, NY 10019
(Name and address of agent for service)
Registrant’s telephone number, including area code: (212) 482-1600
Date of fiscal year end: October 31
Date of reporting period: November 1, 2018 - October 31, 2019

1 Effective July 1, 2019 the Registrant’s name changed from Advent Claymore Convertible Securities and Income Fund to Advent Convertible and Income Fund

Item 1.  Reports to Stockholders.
The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

October 31, 2019

AVK | ANNUAL REPORT

Advent Convertible and Income Fund

Beginning on January 1, 2021, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a registered shareholder and your shares are held with the Fund's transfer agent, Computershare, you may log into your Investor Center account at www.computershare.com/investor and go to "Communication Preferences" or call 1-866-488-3559.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you may call Computershare at 1-866-488-3559. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all closed-end funds you hold.

GUGGENHEIMINVESTMENTS.COM/AVK
...YOUR BRIDGE TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE ADVENT
CONVERTIBLE AND INCOME FUND
The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/avk, you will find:
•	Daily, weekly and monthly data on share prices, net asset values, dividends and more
•	Portfolio overviews and performance analyses
•	Announcements, press releases and special notices
•	Fund and adviser contact information
Advent Capital Management and Guggenheim Investments are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	October 31, 2019

DEAR SHAREHOLDER
Tracy V. Maitland
President and Chief Executive Officer
We thank you for your investment in the Advent Convertible and Income Fund (the “Fund” or “AVK”) (formerly known as Advent Claymore Convertible Securities and Income Fund). This report covers the Fund’s performance for the 12 months ended October 31, 2019.
Advent Capital Management, LLC (“Advent” or the “Investment Adviser”) serves as the Fund’s Investment Adviser. Based in New York, New York, with additional investment personnel in London, England, Advent is a credit-oriented firm specializing in the management of global convertible, high-yield and equity securities across three lines of business—long-only strategies, hedge funds and closed-end funds. As of October 31, 2019, Advent managed approximately $9.4 billion in assets.
Guggenheim Funds Distributors, LLC (the “Servicing Agent”) serves as the servicing agent to the Fund. The Servicing Agent is an affiliate of Guggenheim Partners, LLC, a global diversified financial services firm.
The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund invests at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities. Under normal market conditions, the Fund will invest at least 30% of its managed assets in convertible securities and may invest up to 70% of its managed assets in non-convertible income securities. The Fund may invest without limitation in foreign securities. The Fund also uses a strategy of writing (selling) covered call options on up to 25% of the securities held in the portfolio, thus generating option writing premiums.
All AVK returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended October 31, 2019, the Fund generated a total return based on market price of 17.01% and a total return of 9.94% based on NAV. As of October 31, 2019, the Fund’s market price of $14.79 represented a discount of 9.49% to NAV of $16.34.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and may be higher or lower than the Fund’s NAV.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 3

DEAR SHAREHOLDER (Unaudited) continued	October 31, 2019

The Fund paid a distribution each month of the annual period. The most recent monthly distribution, $0.1172, represents an annualized distribution rate of 9.51% based upon the last closing market price of $14.79 on October 31, 2019.
There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see the Questions and Answers on page 5 for more information on distributions for the period.
We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 71 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.
The Fund is managed by a team of experienced and seasoned professionals led by myself in my capacity as Chief Investment Officer (as well as President and Founder) of Advent Capital Management, LLC. We encourage you to read the following Questions & Answers section, which provides additional information regarding the factors that influenced the Fund’s performance.
We thank you for your investment in the Fund and we are honored that you have chosen the Advent Convertible and Income Fund as part of your investment portfolio. For the most up-to-date information regarding your investment, including related investment risks, please visit the Fund’s website at guggenheiminvestments.com/avk.
Sincerely,
Tracy V. Maitland
President and Chief Executive Officer of the
Advent Convertible and Income Fund
November 30, 2019

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QUESTIONS & ANSWERS (Unaudited)	October 31, 2019

The individuals who are primarily responsible for the day-to-day management of portfolio (the “Portfolio Managers”) of Advent Convertible and Income Fund (the “Fund” or “AVK”) include Tracy Maitland (President and Chief Investment Officer of Advent), Paul Latronica (Managing Director of Advent) and Tony Huang (Director of Advent). Mr. Maitland and Mr. Latronica are portfolio managers and Mr. Huang is an associate portfolio manager. The Portfolio Managers are supported by teams of investment professionals who make investment decisions for the Fund’s core portfolios of convertible bonds, the Fund’s high yield securities investments and the Fund’s leverage allocation, respectively. In the following interview, the management team discusses the convertible securities and high yield markets and Fund performance for the 12-month period ended October 31, 2019.
Please describe the Fund’s objective and management strategies.
The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund invests at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income producing securities. Under normal market conditions, the Fund must invest at least 30% of its managed assets in convertible securities and may invest up to 70% of its managed assets in nonconvertible income securities. The Fund may invest without limitation in foreign securities.
The Fund also uses a strategy of writing (selling) covered call options on up to 25% of the securities held in the portfolio. The objective of this strategy is to generate current gains from option premiums to enhance distributions payable to the holders of common shares. In addition, the Fund may invest in other derivatives, such as put options, forward foreign currency exchange contracts, futures contracts, and swaps.
The Fund uses financial leverage to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, shareholders’ return will be less than if financial leverage had not been used.
Discuss Advent’s investment approach.
Advent’s approach involves core portfolios of convertible bonds that are managed, subject to the Fund’s investment policies and restrictions, in a manner similar to that of Advent’s Balanced Convertible Strategy and Global Balanced Convertible Strategy, which seek high total returns by investing in a portfolio of U.S.-dollar convertible securities and global convertible securities, respectively, that provide equity-like returns while seeking to limit downside risk.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 5

QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2019

These core portfolios are supplemented by investments in high yield securities selected in a manner similar to that of Advent’s High Yield Strategy, which seeks income and total return by investing primarily in high yielding corporate credit using fundamental and relative value analysis to identify undervalued securities.
Advent uses a separate portion of the Fund’s portfolio to increase or decrease relative overall exposure to convertible securities, high yield securities, and equities. This portion of the Fund’s portfolio incorporates leverage and operates as an asset-allocation tool reflecting Advent’s conservative management philosophy and its views on the relative value of these three asset classes under changing market conditions.
Please describe the economic and market environment over the last 12 months.
The end result of fiscal year 2019 was strong gains in the corporate bond and equity markets, but with significant periods of volatility, as in fiscal year 2018. Fiscal year 2019 began with a meaningful correction in the last two months of calendar year 2018, as fears of global demand slowdown began to take hold. Adding to this was the last U.S. Federal Reserve (the “Fed”) rate tightening in December, which markets began to fear as a policy mistake. Equity markets corrected and corporate bond spreads widened as major economic data began decelerating. Yield curves continued a multi-quarter trend of flattening, as longer-maturity instruments reflected economic slowdown more quickly than front-end bonds more sensitive to monetary policy.
However, reaction to the global slowing by the Fed was fairly swift, with a declaration early in the year that the target Federal Open Market Committee (“FOMC”) rate would not rise throughout 2019. As economic data continued to fade in the spring, sentiment inside and outside the Fed moved toward adopting a series of rate reductions as a necessity to ensure economic expansion. Helped by falling inflation, the FOMC instituted three reductions in the target rate to 1.50-1.75% as the fiscal year closed.
As 2019 progressed, rate reductions led to powerful rallies in the equity markets, falling spreads in the corporate bond markets, and major reductions in risk-free rates, with the yield curves actually steepening as the fiscal year closed, after briefly inverting in the summer. While corporate profits stalled with slowing demand and difficult year-over-year comparisons after lapping the 2018 implementation of new corporate tax law, equity market valuations rose with the monetary stimulus amidst optimism of a soft landing and possible reacceleration in 2020.
In certain months in the spring and summer, trade negotiations introduced volatility into the markets as U.S.-China talks resulted in the escalation and expansion of tariffs and the goods to which they applied. As the fiscal year closed, trade diplomacy continued between the two nations, but with news reversing seemingly on a daily basis and uncertainty over extent of a first-phase agreement.
Optimism is plentiful about the next fiscal year as the lagged effect of both the Fed and European Central Bank monetary stimulus will be in full force. Corporate earnings could be poised to reaccelerate with recovery in cyclical sectors. The 2020 U.S. elections promise to provide much

6 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2019

uncertainty for investors to ponder, and populist protests and geopolitical strife around the world seem to be more common in recent months. However, the U.S. economy has proven to be resilient, helped by the lower interest rates and liquidity injections and the willingness of consumers to spend as employment remains strong.
How did the Fund perform in this environment?
All AVK returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended October 31, 2019, the Fund generated a total return based on market price of 17.01% and a total return of 9.94% based on NAV. As of October 31, 2019, the Fund’s market price of $14.79 represented a discount of 9.49% to NAV of $16.34. As of October 31, 2018, the Fund’s market price of $13.93 represented a discount of 14.01% to NAV of $16.20.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and may be higher or lower than the Fund’s NAV.
How did other markets perform in this environment for the 12-month period ended October 31, 2019?
Index	Total Return
Bloomberg Barclays U.S. Aggregate Bond Index	11.51%
ICE Bank of America (“BofA”) Merrill Lynch U.S. Convertible Index	12.45%
ICE BofA Merrill Lynch U.S. High Yield Index	8.32%
Standard & Poor’s 500® (“S&P 500”) Index	14.32%
Thomson Reuters Convertible Global Focus USD Hedged Index	6.89%
MSCI World Index	12.69%
MSCI World 100% Hedged to USD Index	13.48%

What contributed to performance?
The ratio of returns between convertibles and equities at 87% is unusual given that the delta, or percent sensitivity of index securities to their underlying equities, is between 50-60%. However, the convertible market benefitted during the year from a higher exposure to the technology sector than the S&P 500, a favorable interest-rate environment that helped bond pricing, and higher volatility that enhanced pricing of the embedded equity options.
Global convertibles to global equities (MSCI indices) had a reasonable 51% ratio.
In the U.S. high-yield corporate bond market, price gains from falling interest rates augmented the index’s strong coupon. This was a reversal from the previous fiscal year when Fed rate hikes reduced bond prices and offset the universe’s coupon income.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 7

QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2019

Please discuss the Fund’s distributions.
The Fund paid a distribution each month of the annual period. The most recent monthly distribution, $0.1172, represents an annualized distribution rate of 9.51% based upon the last closing market price of $14.79 on October 31, 2019.
The Fund currently anticipates that some of the 2019 distributions will consist of income and some will be a return of capital. A final determination of the tax character of distributions paid by the Fund in 2019 will be reported to shareholders in January 2020 on form 1099-DIV.

Payable Date	Amount
November 30, 2018	$0.1172
December 31, 2018	$0.1172
January 31, 2019	$0.1172
February 28, 2019	$0.1172
March 29, 2019	$0.1172
April 30, 2019	$0.1172
May 31, 2019	$0.1172
June 28, 2019	$0.1172
July 31, 2019	$0.1172
August 30, 2019	$0.1172
September 30, 2019	$0.1172
October 31, 2019	$0.1172
Total	$1.4064

There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund.
While the Fund generally seeks to pay distributions that will consist primarily of investment company taxable income and net capital gain, because of the nature of the Fund’s investments and changes in market conditions from time to time, or in order to maintain a more stable distribution level over time, the distributions paid by the Fund for any particular period may be more or less than the amount of net investment income from that period. If the Fund’s total distributions in any year exceed the amount of its investment company taxable income and net capital gain for the year, any such excess would generally be characterized as a return of capital for U.S. federal income tax purposes.
A return of capital distribution is in effect a partial return of the amount a shareholder invested in the Fund. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” A return of capital distribution decreases the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. Please see Note 2(g) on page 45 for more information on distributions for the period.

8 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2019

How has the Fund’s leverage strategy affected performance?
As part of its investment strategy, the Fund utilizes leverage to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged.
The Fund’s leverage outstanding as of October 31, 2019, consisted of $387 million in borrowings with a related average interest rate of 3.55% and was approximately 41% of the Fund’s total managed assets. During the fiscal year, leverage stayed relatively constant as the market value of the Fund’s equity appreciated at a rate similar to the Fund’s distribution ratio.
The NAV return for the Fund was above the cost of leverage for the 12 months. Although Advent looks at funds deployed from borrowings differently than funds which use the shareholder equity base, on this simple metric, the Fund’s leverage was beneficial to shareholders for the fiscal period.
Advent continues to seek attractive and relatively lower-risk opportunities to invest borrowings that have very low cost compared to history and plans to continue taking advantage of the yield curve and interest rate environment for the benefit of shareholders.
What was the impact of the Fund’s covered call strategy?
Volatility during the fiscal year 2019 increased from the low levels that prevailed in the prior year. The CBOE VIX Volatility Index, or “VIX” for its ticker, averaged 16.8, up from the average of 14.8 for fiscal 2018. The increase in volatility occurred almost entirely in the first quarter of the fiscal year as global economies slowed and the impact of the Fed’s rate increases weighed on equity sentiment. After the first quarter, the VIX averaged 15.1, levels close to that of the prior fiscal year as Fed rate reductions helped stabilize the domestic economy and money flows. The Fund reduced its equity allocations as markets appreciated late in the fiscal period and only made select call option sales given the calmer markets. When volatility is lower, the income generated from call option writing is less than at other times, making for a less favorable trade-off in deciding whether to cap upside participation in equities held.
How were the Fund’s total investments allocated among asset classes during the 12 months ended October 31, 2019, and what did this mean for performance?
On October 31, 2019, the Fund’s total investments were invested approximately 47.6% in convertible bonds, convertible preferred securities, and mandatory convertibles; 42.8% in corporate bonds; 5.2% in equities; 3.4% in cash and cash equivalents; and 1.0% in senior floating rate interests.
On October 31, 2018, the Fund’s total investments were invested approximately 48.8% in convertible bonds, convertible preferred securities, and mandatory convertibles; 37.9% in corporate bonds; 9.1% in equities; 3.2% in cash and cash equivalents; and 1.0% in senior floating rate interests.
Asset class allocations were similar at the end of the prior fiscal year and the end of this fiscal year. The Fund did have a slightly higher allocation toward equities early in the period, sourced primarily from high-yield, as strong economic growth in the U.S. coupled with higher corporate profit growth

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 9

QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2019

due partly to tax reform led to more opportunities for capital appreciation in the equity markets. Higher borrowing costs also led the asset allocation sleeve to invest more capital in higher-dividend equities and less in convertibles and BB high-yield securities, where spreads had become less attractive. As the fiscal year reached a close, the effect of the Fed’s rate reductions had made a powerful impact on equity valuations, all while corporate earnings growth had been roughly flat compared to 2018. As a result equity valuation multiples had risen and raised the downside risks. By fiscal year end, the Fund had reduced its equity position and boosted the allocation to high-yield.
International investments were flat from 22.1% at October 2018 to 22.8% at October 2019. International economic growth struggled in 2019 as geopolitical events and trade tensions hurt demand for many of the cyclical industries in foreign developed markets which are common issuers of convertible securities. Purchasing manager indices decelerated throughout the fiscal year, and while foreign developed equity indices advanced in the fiscal year, it was not to the extent of the U.S. markets. Seeing more opportunities in U.S. issuers, especially as the Fed began reducing interest rates, the Fund did not increase its international securities allocation over the year.
Which investment decisions had the greatest effect on the Fund’s performance?
As discussed in the performance contributor section above, the Fund and convertible market continued to have strong performance thanks to exposure from technology sector issuers. The semiconductor industry began the fiscal year in its first cyclical downturn in three years as global economies began to slow, but the downturn proved short-lived, and a recovery has been assisted by Fed rate reductions catalyzing investment demand. Microchip Technology, a leading semiconductor maker and industry consolidator, benefitted from solid execution of its large Microsemi acquisition where synergies have resulted in over $1 billion of debt paydown since closure. Security software provider Rapid7 is experiencing an acceleration of revenue growth in the 2019 calendar year to above 30% as it enters the large security information and event management market and adds new verticals such as the federal government. Finally, within traditional convertible bonds, insulin device maker Insulet had a series of powerful quarterly earnings reports showing accelerated adoption of its DASH delivery system worldwide.
Although the convertible security universe tends to have lower maturities and duration than other fixed-income classes, two convertible preferred stocks issued by large banks Wells Fargo and Bank of America had strong returns for the Fund during the fiscal year given the price gains experienced by similar securities of long-maturity fixed-income bonds. Yields for the 30-year U.S. Treasury fell from 3.39% to 2.18% during the fiscal year, and these convertible preferred stocks are more sensitive to the rate environment than the equities. Lastly, high-yield bonds of office products retailer Staples had strong returns after the company chose to call the bonds as part of a refinancing. That call involved a valuable make-whole payment to holders of the remaining coupons and led to a substantial price gain.
Among detractors, convertibles in cloud networking hardware vendor Nutanix declined after the company struggled to perform an encore to its 30% growth in calendar year 2018, and experienced deceleration in its sales funnel. This, plus aggressive spending on new product initiatives, reversed

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QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2019

cash flow momentum, hurting profitability and the stock valuation. While fundamentals rebounded somewhat closing the Fund’s fiscal year, the Fund reduced the position given the cash flow direction and lack of delta participation in the bonds.
In energy, the Fund’s sleeves have generally been underweight versus benchmarks, but some individual holdings performed poorly in the context of an entire sector that depreciated during the fiscal year. Oil and natural gas prices struggled in fiscal 2019, with global demand waning with the worldwide economic slowdown and oil supply from U.S. producers offsetting production cuts from the Organization of Petroleum Exporting Countries. Convertibles and high-yield bonds held in Oasis Petroleum fell after the company experienced production shortfalls and was forced to raise capital spending, thereby pushing out reaching cash flow break-even. High-yield bonds of oil services provider Superior Energy also suffered as customers reduced capital spending. As of the end of the fiscal year, the Fund’s energy exposure remains modest at approximately 5% of total assets and weighted heavily toward straight bond holdings with little-to-no direct equity risk.
Stock holdings in retailer Macy’s declined as the company struggled with online competition and high inventories. The theory that Macy’s would benefit from the bankruptcy of competitor Sears did not play out as Macy’s inexpensive share valuation worsened. Convertibles in Chinese media provider iQIYI fell amidst macro uncertainty in China and lower advertising revenues along with negative sentiment related to trade uncertainty between China and the U.S. The company’s plans to monetize more users in mid-tier Chinese cities and to control content costs appear intact, and convertibles remain attractive from a yield and upside participation standpoint.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 11

QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2019

Index Definitions
The following indices are referenced throughout this report. It is not possible to invest directly in an index. These indices are intended as measures of broad market returns. The Fund’s mandate differs materially from each of the individual indices. The Fund also maintains leverage and incurs transaction costs, advisory fees, and other expenses, while these indices do not.
Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).
VIX is the ticker symbol for the Chicago Board Options Exchange Market Volatility Index, a popular measure of the implied volatility of S&P 500 Index options. It is a weighted blend of prices for a range of options on the S&P 500 Index.
ICE BofA Merrill Lynch U.S. Convertible Index consists of convertible bonds traded in the U.S. dollar denominated investment grade and noninvestment grade convertible securities sold into the U.S. market and publicly traded in the United States. The Index constituents are market-value weighted based on the convertible securities prices and outstanding shares, and the underlying index is rebalanced daily.
ICE BofA Merrill Lynch U.S High Yield Index includes USD-denominated, high yield, fixed-rate corporate securities. Securities are classified as high yield if the rating of Moody’s, Fitch, or S&P is Ba1/BB +/BB + or below.
S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of U.S. stock market.
Thomson Reuters Convertible Global Focus USD Hedged Index is a market-weighted index with a minimum size for inclusion of $500 million (US), €200 million (Europe), ¥22 billion (Japan), and $275 million (Other) of Convertible Bonds with an Equity Link.
AVK Risks and Other Considerations
The views expressed in this report reflect those of the Investment Adviser only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives or avoid losses. The value of the Fund will fluctuate with the value of the underlying securities.

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QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2019

Historically, closed-end funds often trade at a discount to their net asset value. In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or the potential inability of a counterparty to meet the terms of an agreement (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, concentration, interest rate, credit and financial leverage risks.
Please see Note 2(i) beginning on page 46 for a discussion of certain Fund risks and considerations.
This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 13

FUND SUMMARY (Unaudited)	October 31, 2019

Fund Statistics
Share Price	$14.79
Net Asset Value	$16.34
Discount to NAV	-9.49%
Net Assets ($000)	$564,148

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED October 31, 2019
	One	Three	Five	Ten
	Year	Year	Year	Year
Advent Convertible and
Income Fund
NAV	9.94%	8.48%	4.50%	7.40%
Market	17.01%	11.26%	5.31%	8.57%

Portfolio Breakdown	% of Net Assets
Corporate Bonds	72.0%
Convertible Bonds	65.6%
Convertible Preferred Stocks	14.5%
Common Stocks	8.8%
Money Market Fund	5.8%
Senior Floating Rate Interests	1.7%
Options Written	-0.1%
Total Investments	168.3%
Other Assets & Liabilities, net	-68.3%
Net Assets	100.0%

Past performance does not guarantee future results and does not reflect the deductions of taxes that a shareholder would pay on fund distributions. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. All portfolio data is subject to change daily. For more information, please visit guggenheiminvestments.com/avk.
The above summaries are provided for informational purposes only and should not be viewed as recommendations.

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FUND SUMMARY (Unaudited) continued	October 31, 2019

All or a portion of the above distributions may be characterized as a return of capital. For the year ended October 31, 2019, 60% of the distributions were characterized as return of capital. The final determination of the tax character of the distributions paid by the Fund in 2019 will be reported to shareholders in January 2020.
Country Diversification

Country	% of Long-Term Investments
United States	77.2%
Cayman Islands	4.3%
Canada	3.6%
Netherlands	3.1%
France	1.8%
Japan	1.6%
Bermuda	1.4%
Luxembourg	0.9%
China	0.8%
United Kingdom	0.7%
Panama	0.7%
Australia	0.5%
Germany	0.5%
Jersey	0.4%
Greece	0.3%
Finland	0.3%
Spain	0.3%
Switzerland	0.3%
Monaco	0.2%
Virgin Islands (UK)	0.2%
Austria	0.2%
Hong Kong	0.2%
Malaysia	0.2%
Taiwan, Province of China	0.1%
Belgium	0.1%
Denmark	0.1%
Total Long-Term Investments	100.0%

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 15

PORTFOLIO OF INVESTMENTS		October 31, 2019

	Shares	Value

COMMON STOCKS† – 8.8%
Consumer, Cyclical – 4.2%
Six Flags Entertainment Corp.[1]	163,000	$ 6,876,970
Carnival Corp.[1]	150,000	6,433,500
Delta Air Lines, Inc.[1]	100,000	5,508,000
Las Vegas Sands Corp.	75,000	4,638,000
Total Consumer, Cyclical		23,456,470

Industrial – 1.9%
Boeing Co.[1]	19,200	6,526,272
Eaton Corporation plc[1]	50,000	4,355,500
Total Industrial		10,881,772

Technology – 0.8%
Western Digital Corp.[1]	90,000	4,648,500

Financial – 0.7%
Citigroup, Inc.	50,000	3,593,000

Communications – 0.6%
Alibaba Group Holding Ltd. ADR*	20,000	3,533,400

Energy – 0.6%
Chevron Corp.[1]	30,000	3,484,200
Total Common Stocks
(Cost $51,049,683)		49,597,342

CONVERTIBLE PREFERRED STOCKS† – 14.5%
Financial – 3.6%
Wells Fargo & Co.
7.50% [1,4]	6,000	9,067,975
Bank of America Corp.
7.25%[1,4]	4,000	6,066,360
Crown Castle International Corp.
6.88% due 08/01/20[1]	1,996	2,486,397
QTS Realty Trust, Inc.
6.50%[1,4]	15,083	1,892,012
Assurant, Inc.
6.50% due 03/15/21	5,387	673,213
Total Financial		20,185,957

Consumer, Non-cyclical – 2.7%
Danaher Corp.
4.75% due 04/15/22[1]	6,535	7,255,941
Bunge Ltd.
4.88%[1,4]	36,391	3,694,327

See notes to financial statements.
16 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2019

	Shares	Value

CONVERTIBLE PREFERRED STOCKS† – 14.5% (continued)
Consumer, Non-cyclical – 2.7% (continued)
Becton Dickinson and Co.
6.13% due 05/01/20[1]	52,354	$ 3,229,195
Avantor, Inc.
6.25% due 05/15/22[1]	25,867	1,345,343
Total Consumer, Non-cyclical		15,524,806

Technology – 2.7%
Broadcom, Inc.
8.00% due 09/30/22[1]	13,158	14,250,377
Change Healthcare, Inc.
6.00% due 06/30/22[1]	15,756	796,151
Total Technology		15,046,528

Industrial – 2.3%
Energizer Holdings, Inc.
7.50% due 01/15/22[1]	97,842	9,085,608
Fortive Corp.
5.00% due 07/01/21[1]	1,836	1,663,428
Stanley Black & Decker, Inc.
5.38% due 05/15/20[1]	11,555	1,177,917
Colfax Corp.
5.75% due 01/15/22[1]	5,343	783,337
Total Industrial		12,710,290

Utilities – 1.8%
Dominion Energy, Inc.
7.25% due 06/01/22[1]	18,505	1,982,811
DTE Energy Co.
6.25% due 11/01/22*	38,565	1,958,330
Southern Co.
6.75% due 08/01/22[1]	34,367	1,821,451
CenterPoint Energy, Inc.
7.00% due 09/01/21[1]	25,266	1,288,566
Sempra Energy
6.75% due 07/15/21[1]	10,450	1,214,238
American Electric Power Company, Inc.
6.13% due 03/15/22[1]	18,997	1,044,645
NextEra Energy, Inc.
4.87% due 09/01/22[1]	17,700	900,222
Total Utilities		10,210,263

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 17

PORTFOLIO OF INVESTMENTS continued	October 31, 2019

	Shares	Value

CONVERTIBLE PREFERRED STOCKS† – 14.5% (continued)
Basic Materials – 1.4%
International Flavors & Fragrances, Inc.
6.00% due 09/15/21[1]	169,564	$ 7,930,508
Total Convertible Preferred Stocks
(Cost $75,653,061)		81,608,352

MONEY MARKET FUND† – 5.8%
Morgan Stanley Institutional Liquidity Government Portfolio –
Institutional Class 1.72%[2]	32,701,173	32,701,173
Total Money Market Fund
(Cost $32,701,173)		32,701,173
	Face
	Amount~	Value

CORPORATE BONDS†† – 72.0%
Consumer, Non-cyclical – 13.2%
Bausch Health Companies, Inc.
5.75% due 08/15/27[1,3]	4,690,000	$ 5,104,772
7.00% due 03/15/24[1,3]	2,587,000	2,712,922
HCA, Inc.
7.50% due 02/15/22[1]	5,190,000	5,771,280
7.69% due 06/15/25[1]	1,112,000	1,345,520
Tenet Healthcare Corp.
4.63% due 07/15/24[1]	2,146,000	2,218,428
4.88% due 01/01/26[3]	1,983,000	2,054,884
7.00% due 08/01/25	1,837,000	1,908,551
Encompass Health Corp.
5.75% due 09/15/25[1]	3,782,000	3,966,372
5.75% due 11/01/24[1]	1,834,000	1,858,071
Land O’Lakes Capital Trust I
7.45% due 03/15/28[1,3]	3,750,000	4,237,500
United Rentals North America, Inc.
6.50% due 12/15/26[1]	3,793,000	4,120,146
Molina Healthcare, Inc.
5.38% due 11/15/22[1]	3,830,000	4,055,013
Capitol Investment Merger Sub 2 LLC
10.00% due 08/01/24[1,3]	3,597,000	3,713,902
MEDNAX, Inc.
6.25% due 01/15/27[1,3]	3,729,000	3,701,032
Nielsen Finance LLC / Nielsen Finance Co.
5.00% due 04/15/22[1,3]	3,596,000	3,632,032
Magellan Health, Inc.
4.90% due 09/22/24[1]	3,556,000	3,538,220
Centene Corp.
4.75% due 05/15/22[1]	3,430,000	3,515,750

See notes to financial statements.
18 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2019

	Face
	Amount~	Value

CORPORATE BONDS†† – 72.0% (continued)
Consumer, Non-cyclical – 13.2% (continued)
Ritchie Bros Auctioneers, Inc.
5.38% due 01/15/25[1,3]	3,249,000	$ 3,403,328
Constellation Brands, Inc.
3.15% due 08/01/29[1]	3,253,000	3,319,397
Cardtronics Incorporated / Cardtronics USA Inc
5.50% due 05/01/25[1,3]	2,569,000	2,665,338
Ortho-Clinical Diagnostics Incorporated / Ortho-Clinical Diagnostics S.A.
6.63% due 05/15/22[1,3]	2,233,000	2,160,428
Spectrum Brands, Inc.
5.75% due 07/15/25[1]	1,758,000	1,841,505
Central Garden & Pet Co.
6.13% due 11/15/23[1]	1,419,000	1,473,986
Envision Healthcare Corp.
8.75% due 10/15/26[3]	1,857,000	1,077,060
Dean Foods Co.
6.50% due 03/15/23[3]	2,132,000	1,012,700
Service Corporation International
8.00% due 11/15/21	159,000	175,695
Land O’ Lakes, Inc.
6.00% due 11/15/22[1,3]	45,000	47,981
Total Consumer, Non-cyclical		74,631,813

Consumer, Cyclical – 12.8%
Scientific Games International, Inc.
10.00% due 12/01/22[1]	3,336,000	3,440,250
8.25% due 03/15/26[1,3]	1,868,000	1,980,080
Navistar International Corp.
6.63% due 11/01/25[3]	4,500,000	4,612,500
Eagle Intermediate Global Holding BV/Ruyi US Finance LLC
7.50% due 05/01/25[1,3]	5,230,000	4,582,788
Staples, Inc.
10.75% due 04/15/27[1,3]	2,595,000	2,705,288
7.50% due 04/15/26[1,3]	1,770,000	1,845,579
Dana Financing Luxembourg Sarl
6.50% due 06/01/26[1,3]	3,636,000	3,835,980
Enterprise Development Authority
12.00% due 07/15/24[1,3]	3,432,000	3,775,200
Downstream Development Authority of the Quapaw Tribe of Oklahoma
10.50% due 02/15/23[1,3]	3,546,000	3,749,895
Churchill Downs, Inc.
4.75% due 01/15/28[1,3]	3,011,000	3,131,440
5.50% due 04/01/27[1,3]	428,000	454,750
Michaels Stores, Inc.
8.00% due 07/15/27[1,3]	3,371,000	3,340,492

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 19

PORTFOLIO OF INVESTMENTS continued	October 31, 2019

	Face
	Amount~	Value

CORPORATE BONDS†† – 72.0% (continued)
Consumer, Cyclical – 12.8% (continued)
Wolverine World Wide, Inc.
5.00% due 09/01/26[1,3]	3,201,000	$ 3,249,015
Truck Hero, Inc.
8.50% due 04/21/24[1,3]	3,174,000	3,162,097
Mattamy Group Corp.
6.88% due 12/15/23[1,3]	3,037,000	3,154,684
Wynn Macau Ltd.
5.50% due 10/01/27[3]	2,754,000	2,840,923
American Greetings Corp.
8.75% due 04/15/25[1,3]	3,040,000	2,796,800
Carlson Travel, Inc.
9.50% due 12/15/24[3]	2,600,000	2,632,500
TRI Pointe Group, Inc.
4.88% due 07/01/21[1]	2,484,000	2,564,730
Delphi Technologies plc
5.00% due 10/01/25[1,3]	2,745,000	2,388,150
Goodyear Tire & Rubber Co.
8.75% due 08/15/20[1]	2,130,000	2,233,838
AAG FH Limited Partnership / AAG FH Finco, Inc.
9.75% due 07/15/24[1,3]	2,254,000	2,090,585
Six Flags Entertainment Corp.
4.88% due 07/31/24[1,3]	2,000,000	2,070,000
Tempur Sealy International, Inc.
5.63% due 10/15/23[1]	2,000,000	2,065,000
Scotts Miracle-Gro Co.
5.25% due 12/15/26[1]	1,716,000	1,812,525
GameStop Corp.
6.75% due 03/15/21[1,3]	1,250,000	1,256,250
William Carter Co.
5.63% due 03/15/27[1,3]	703,000	754,846
Total Consumer, Cyclical		72,526,185

Communications – 11.7%
Sprint Corp.
7.88% due 09/15/23[1]	6,900,000	7,633,125
7.25% due 09/15/21	1,731,000	1,851,408
Sirius XM Radio, Inc.
5.38% due 04/15/25[1,3]	5,000,000	5,218,750
3.88% due 08/01/22[1,3]	2,689,000	2,759,586
5.00% due 08/01/27[1,3]	297,000	313,335
CenturyLink, Inc.
6.45% due 06/15/21[1]	3,312,000	3,494,160
6.88% due 01/15/28[1]	1,284,000	1,367,460
CommScope, Inc.
8.25% due 03/01/27[1,3]	4,674,000	4,444,881

See notes to financial statements.
20 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2019

	Face
	Amount~	Value

CORPORATE BONDS†† – 72.0% (continued)
Communications – 11.7% (continued)
Altice Luxembourg S.A.
10.50% due 05/15/27[1,3]	3,547,000	$ 4,021,411
Charter Communications Operating LLC / Charter Communications Operating Capital
3.58% due 07/23/20[1]	3,900,000	3,933,793
Symantec Corp.
5.00% due 04/15/25[1,3]	3,775,000	3,873,401
DISH DBS Corp.
6.75% due 06/01/21[1]	2,015,000	2,120,788
5.13% due 05/01/20[1]	1,716,000	1,737,450
Diamond Sports Group LLC / Diamond Sports Finance Co.
5.38% due 08/15/26[1,3]	3,360,000	3,519,600
Cincinnati Bell, Inc.
8.00% due 10/15/25[1,3]	3,534,000	3,171,765
MDC Partners, Inc.
6.50% due 05/01/24[1,3]	3,293,000	3,165,396
Meredith Corp.
6.88% due 02/01/26[1]	2,601,000	2,693,934
National CineMedia LLC
6.00% due 04/15/22[1]	1,774,000	1,796,352
5.88% due 04/15/28[1,3]	659,000	694,323
Photo Holdings Merger Sub, Inc.
8.50% due 10/01/26[1,3]	2,808,000	2,478,425
Nokia Oyj
3.38% due 06/12/22[1]	2,361,000	2,393,464
T-Mobile USA, Inc.
4.00% due 04/15/22[1]	1,741,000	1,801,430
GrubHub Holdings, Inc.
5.50% due 07/01/27[1,3]	1,741,000	1,636,540
Total Communications		66,120,777

Basic Materials – 8.6%
Alcoa Nederland Holding BV
6.75% due 09/30/24[1,3]	4,000,000	4,225,000
6.13% due 05/15/28[1,3]	3,495,000	3,757,125
Commercial Metals Co.
5.75% due 04/15/26[1]	3,019,000	3,120,891
4.88% due 05/15/23[1]	3,000,000	3,112,500
FMG Resources August 2006 Pty Ltd.
4.75% due 05/15/22[1,3]	2,756,000	2,849,015
5.13% due 03/15/23[1,3]	2,000,000	2,087,500
First Quantum Minerals Ltd.
6.88% due 03/01/26[3]	3,924,000	3,860,235
7.50% due 04/01/25[3]	800,000	805,000
New Gold, Inc.
6.38% due 05/15/25[1,3]	3,850,000	3,677,135

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 21

PORTFOLIO OF INVESTMENTS continued	October 31, 2019

	Face
	Amount~	Value

CORPORATE BONDS†† – 72.0% (continued)
Basic Materials – 8.6% (continued)
Valvoline, Inc.
5.50% due 07/15/24[1]	2,406,000	$ 2,509,007
4.38% due 08/15/25[1]	1,000,000	1,022,500
Compass Minerals International, Inc.
4.88% due 07/15/24[1,3]	3,281,000	3,215,380
AK Steel Corp.
7.50% due 07/15/23[1]	3,100,000	3,123,250
Steel Dynamics, Inc.
5.50% due 10/01/24[1]	2,563,000	2,647,015
Freeport-McMoRan, Inc.
3.55% due 03/01/22[1]	2,293,000	2,324,529
TPC Group, Inc.
10.50% due 08/01/24[1,3]	2,016,000	2,147,040
Kaiser Aluminum Corp.
5.88% due 05/15/24[1]	2,038,000	2,124,615
Tronox Finance plc
5.75% due 10/01/25[1,3]	1,983,000	1,878,892
Total Basic Materials		48,486,629

Energy – 8.6%
PBF Holding Company LLC / PBF Finance Corp.
7.25% due 06/15/25[1]	3,857,000	4,045,029
Parsley Energy LLC / Parsley Finance Corp.
5.63% due 10/15/27[1,3]	2,158,000	2,238,925
5.38% due 01/15/25[1,3]	1,703,000	1,761,719
Calumet Specialty Products Partners Limited Partnership / Calumet Finance Corp.
11.00% due 04/15/25[1,3]	3,698,000	3,716,490
Parkland Fuel Corp.
5.88% due 07/15/27[1,3]	3,178,000	3,371,286
PDC Energy, Inc.
5.75% due 05/15/26[1]	3,433,000	3,218,438
Genesis Energy Limited Partnership / Genesis Energy Finance Corp.
6.25% due 05/15/26[1]	3,431,000	3,190,830
Oasis Petroleum, Inc.
6.25% due 05/01/26[1,3]	4,465,000	3,058,525
Ascent Resources Utica Holdings LLC / ARU Finance Corp.
7.00% due 11/01/26[1,3]	2,100,000	1,617,000
10.00% due 04/01/22[1,3]	1,438,000	1,367,969
Murphy Oil Corp.
6.88% due 08/15/24[1]	2,688,000	2,848,850
Plains All American Pipeline, LP
6.13% [4,5]	3,000,000	2,802,060
Continental Resources, Inc.
5.00% due 09/15/22[1]	2,598,000	2,619,566

See notes to financial statements.
22 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2019

	Face
	Amount~	Value

CORPORATE BONDS†† – 72.0% (continued)
Energy – 8.6% (continued)
Alliance Resource Operating Partners Limited Partnership / Alliance Resource Finance Corp.
7.50% due 05/01/25[1,3]	2,859,000	$ 2,430,150
Summit Midstream Holdings LLC / Summit Midstream Finance Corp.
5.75% due 04/15/25[1]	2,768,000	2,159,040
5.50% due 08/15/22[1]	125,000	112,500
Gulfport Energy Corp.
6.00% due 10/15/24	3,430,000	2,220,925
SM Energy Co.
6.75% due 09/15/26[1]	2,356,000	2,032,050
Indigo Natural Resources LLC
6.88% due 02/15/26[1,3]	2,082,000	1,905,030
PBF Logistics Limited Partnership / PBF Logistics Finance Corp.
6.88% due 05/15/23[1]	1,565,000	1,611,950
Total Energy		48,328,332

Financial – 5.9%
GMAC, Inc.
8.00% due 11/01/31	3,306,000	4,616,003
SBA Communications Corp.
4.00% due 10/01/22[1]	3,697,000	3,789,980
Credit Acceptance Corp.
6.63% due 03/15/26[1,3]	2,920,000	3,109,800
7.38% due 03/15/23[1]	655,000	678,744
Springleaf Finance Corp.
7.75% due 10/01/21[1]	3,347,000	3,660,848
Fidelity & Guaranty Life Holdings, Inc.
5.50% due 05/01/25[1,3]	3,168,000	3,397,680
CIT Group, Inc.
5.00% due 08/15/22[1]	2,920,000	3,111,464
Navient Corp.
8.00% due 03/25/20[1]	3,008,000	3,079,440
Ardonagh Midco 3 plc
8.63% due 07/15/23[1,3]	2,836,000	2,687,110
CoreCivic, Inc.
4.63% due 05/01/23[1]	2,665,000	2,508,431
AG Merger Sub II, Inc.
10.75% due 08/01/27[1,3]	2,510,000	2,497,450
Newmark Group, Inc.
6.13% due 11/15/23[1]	90,000	98,219
Total Financial		33,235,169

Technology – 5.7%
Amkor Technology, Inc.
6.63% due 09/15/27[1,3]	6,249,000	6,873,900

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 23

PORTFOLIO OF INVESTMENTS continued	October 31, 2019

	Face
	Amount~	Value

CORPORATE BONDS†† – 72.0% (continued)
Technology – 5.7% (continued)
NCR Corp.
5.00% due 07/15/22[1]	5,000,000	$ 5,050,000
Qorvo, Inc.
5.50% due 07/15/26[1]	4,000,000	4,279,920
Seagate HDD Cayman
4.25% due 03/01/22[1]	4,058,000	4,203,242
Infor US, Inc.
6.50% due 05/15/22[1]	4,000,000	4,070,000
Western Digital Corp.
4.75% due 02/15/26[1]	3,906,000	3,998,865
Dell, Inc.
4.63% due 04/01/21	3,675,000	3,789,384
Total Technology		32,265,311

Industrial – 5.1%
MasTec, Inc.
4.88% due 03/15/23[1]	4,715,000	4,797,512
Louisiana-Pacific Corp.
4.88% due 09/15/24[1]	3,779,000	3,901,818
WESCO Distribution, Inc.
5.38% due 06/15/24[1]	3,433,000	3,561,737
Ball Corp.
4.38% due 12/15/20[1]	3,432,000	3,502,785
Energizer Holdings, Inc.
6.38% due 07/15/26[1,3]	3,000,000	3,206,400
Navios Maritime Acquisition Corporation / Navios Acquisition Finance US, Inc.
8.13% due 11/15/21[1,3]	3,695,000	3,029,900
TransDigm, Inc.
6.00% due 07/15/22[1]	2,558,000	2,604,684
Navios Maritime Holdings, Inc. / Navios Maritime Finance II US, Inc.
7.38% due 01/15/22[3]	3,512,000	2,054,520
Mueller Water Products, Inc.
5.50% due 06/15/26[1,3]	1,899,000	1,996,324
Total Industrial		28,655,680

Utilities – 0.4%
Talen Energy Supply LLC
10.50% due 01/15/26[1,3]	1,700,000	1,466,250
6.63% due 01/15/28[1,3]	776,000	752,720
Total Utilities		2,218,970
Total Corporate Bonds
(Cost $402,880,189)		406,468,866

See notes to financial statements.

24 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2019

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 65.6%
Technology – 16.4%
Microchip Technology, Inc.
1.63% due 02/15/27[1]	8,554,000	$ 11,219,287
Alteryx, Inc.
1.00% due 08/01/26[1,3]	7,211,000	6,536,829
Splunk, Inc.
0.50% due 09/15/23[1]	5,744,000	6,265,118
Nuance Communications, Inc.
1.00% due 12/15/35[1]	5,000,000	4,885,630
1.25% due 04/01/25[1]	1,171,000	1,236,869
Akamai Technologies, Inc.
0.13% due 05/01/25[1]	3,676,000	4,135,500
0.38% due 09/01/27[1,3]	1,321,000	1,320,716
Workiva, Inc.
1.13% due 08/15/26[3]	4,721,000	4,259,883
STMicroelectronics N.V.
0.25% due 07/03/24	3,200,000	4,155,360
ON Semiconductor Corp.
1.63% due 10/15/23[1]	3,315,000	4,136,961
Rapid7, Inc.
1.25% due 08/01/23[1]	2,899,000	4,020,416
Synaptics, Inc.
0.50% due 06/15/22[1]	4,000,000	3,785,000
Talend S.A.
1.75% due 09/01/24[3]	EUR 3,180,000	3,443,358
Workday, Inc.
0.25% due 10/01/22[1]	2,675,000	3,415,426
Pure Storage, Inc.
0.13% due 04/15/23[1]	3,173,000	3,343,737
Insight Enterprises, Inc.
0.75% due 02/15/25[1,3]	2,002,000	2,189,155
Coupa Software, Inc.
0.13% due 06/15/25[1,3]	1,804,000	2,048,828
Five9, Inc.
0.13% due 05/01/23[1]	1,365,000	2,025,319
New Relic, Inc.
0.50% due 05/01/23[1]	2,080,000	2,004,288
Zynga, Inc.
0.25% due 06/01/24[1,3]	1,789,000	1,833,475
Lumentum Holdings, Inc.
0.25% due 03/15/24[1]	1,353,000	1,714,100
DocuSign, Inc.
0.50% due 09/15/23[1]	1,250,000	1,474,153
Pluralsight, Inc.
0.38% due 03/01/24[1,3]	1,668,000	1,467,723

See notes to financial statements.
AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 25

PORTFOLIO OF INVESTMENTS continued	October 31, 2019

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 65.6% (continued)
Technology – 16.4% (continued)
Lenovo Group Ltd.
3.38% due 01/24/24[1]	1,350,000	$ 1,464,356
Envestnet, Inc.
1.75% due 06/01/23[1]	1,288,000	1,459,809
ServiceNow, Inc.
due 06/01/22[1,6]	711,000	1,333,677
LivePerson, Inc.
0.75% due 03/01/24[1,3]	1,007,000	1,276,372
CSG Systems International, Inc.
4.25% due 03/15/36[1]	999,000	1,173,924
Tabula Rasa HealthCare, Inc.
1.75% due 02/15/26[1,3]	967,000	1,006,284
Altair Engineering, Inc.
0.25% due 06/01/24[1]	953,000	990,119
Teradyne, Inc.
1.25% due 12/15/23[1]	475,000	945,319
Twilio, Inc.
0.25% due 06/01/23[1]	550,000	837,223
Verint Systems, Inc.
1.50% due 06/01/21[1]	682,000	698,197
Cypress Semiconductor Corp.
4.50% due 01/15/22[1]	330,000	573,053
Total Technology		92,675,464

Consumer, Non-cyclical – 15.7%
Exact Sciences Corp.
0.38% due 03/15/27[1]	6,424,000	6,916,588
Herbalife Nutrition Ltd.
2.63% due 03/15/24[1]	6,743,000	6,809,298
Wright Medical Group, Inc.
1.63% due 06/15/23[1]	6,566,000	6,288,183
Jazz Investments I Ltd.
1.50% due 08/15/24[1]	6,046,000	5,810,911
Heska Corp.
3.75% due 09/15/26[3]	3,979,000	4,783,612
Square, Inc.
0.50% due 05/15/23[1]	3,933,000	4,352,781
Lannett Company, Inc.
4.50% due 10/01/26[3]	4,000,000	4,142,000
DexCom, Inc.
0.75% due 12/01/23[1,3]	3,064,000	3,669,265
Illumina, Inc.
0.50% due 06/15/21[1]	2,042,000	2,664,905
due 08/15/23[1,6]	803,000	872,020

See notes to financial statements.
26 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2019

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 65.6% (continued)
Consumer, Non-cyclical – 15.7% (continued)
BioMarin Pharmaceutical, Inc.
1.50% due 10/15/20[1]	3,307,000	$ 3,479,162
Intercept Pharmaceuticals, Inc.
3.25% due 07/01/23[1]	3,548,000	3,125,887
Ionis Pharmaceuticals, Inc.
1.00% due 11/15/21[1]	2,522,000	2,782,982
Insulet Corp.
0.38% due 09/01/26[1,3]	2,791,000	2,681,104
Euronet Worldwide, Inc.
0.75% due 03/15/49[1,3]	2,270,000	2,587,204
Chegg, Inc.
0.13% due 03/15/25[1,3]	2,547,000	2,389,850
Wright Medical Group N.V.
2.25% due 11/15/21[1]	1,942,000	2,291,124
NuVasive, Inc.
2.25% due 03/15/21[1]	1,735,000	2,183,393
Teladoc Health, Inc.
1.38% due 05/15/25[1]	1,150,000	1,869,441
Orpea
0.38% due 05/17/27[1]	9,164**	1,641,512
QIAGEN N.V.
0.50% due 09/13/23[1]	1,600,000	1,548,152
Horizon Pharma Investment Ltd.
2.50% due 03/15/22[1]	1,257,000	1,511,143
Neurocrine Biosciences, Inc.
2.25% due 05/15/24[1]	962,000	1,406,371
Yaoko Company Ltd.
due 06/20/24[6]	JPY 120,000,000	1,152,379
Sarepta Therapeutics, Inc.
1.50% due 11/15/24[1]	775,000	1,094,796
CONMED Corp.
2.63% due 02/01/24[1,3]	729,000	1,004,035
Anthem, Inc.
2.75% due 10/15/42[1]	264,000	999,064
WuXi AppTec Company Ltd.
due 09/17/24[1,6]	900,000	986,782
Flexion Therapeutics, Inc.
3.38% due 05/01/24[1]	1,019,000	983,614
Biocartis N.V.
4.00% due 05/09/24	EUR 1,100,000	926,548
Nipro Corp.
due 01/29/21[1,6]	JPY 90,000,000	864,329
GMO Payment Gateway, Inc.
due 06/19/23[6]	JPY 70,000,000	824,773

See notes to financial statements.
AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 27

PORTFOLIO OF INVESTMENTS continued	October 31, 2019

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 65.6% (continued)
Consumer, Non-cyclical – 15.7% (continued)
Insmed, Inc.
1.75% due 01/15/25[1]	918,000	$ 788,290
GN Store Nord A/S
due 05/21/24[1,6]	EUR 700,000	775,450
Carrefour S.A.
due 03/27/24[1,6]	800,000	772,720
Top Glove Labuan Ltd.
2.00% due 03/01/24	675,000	666,632
J Sainsbury plc
2.88% due 12/29/49[5]	GBP 500,000	653,088
PTC Therapeutics, Inc.
1.50% due 09/15/26[1,3]	248,000	258,881
Total Consumer, Non-cyclical		88,558,269

Communications – 13.7%
Liberty Media Corp.
1.38% due 10/15/23	4,138,000	5,231,839
2.25% due 12/01/48[1,3]	2,839,000	3,365,144
YY, Inc.
1.38% due 06/15/26[1,3]	4,000,000	3,715,704
0.75% due 06/15/25[1,3]	3,149,000	2,923,157
Palo Alto Networks, Inc.
0.75% due 07/01/23[1]	5,815,000	6,425,359
DISH Network Corp.
3.38% due 08/15/26[1]	4,946,000	4,637,178
Booking Holdings, Inc.
0.90% due 09/15/21[1]	2,042,000	2,405,043
0.35% due 06/15/20[1]	1,094,000	1,706,035
Twitter, Inc.
0.25% due 06/15/24[1]	4,294,000	4,110,438
IAC Financeco 2, Inc.
0.88% due 06/15/26[1,3]	3,802,000	4,108,924
Proofpoint, Inc.
0.25% due 08/15/24[1,3]	3,738,000	3,878,175
Viavi Solutions, Inc.
1.00% due 03/01/24[1]	2,625,000	3,527,344
Snap, Inc.
0.75% due 08/01/26[1,3]	2,759,000	2,795,502
Ctrip.com International Ltd.
1.99% due 07/01/25[1]	2,436,000	2,553,232
Zillow Group, Inc.
0.75% due 09/01/24[1,3]	2,425,000	2,445,662
GCI Liberty, Inc.
1.75% due 09/30/46[1,3]	1,810,000	2,442,685

See notes to financial statements.
28 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2019

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 65.6% (continued)
Communications – 13.7% (continued)
Vonage Holdings Corp.
1.75% due 06/01/24[1,3]	2,507,000	$ 2,436,892
Q2 Holdings, Inc.
0.75% due 06/01/26[1,3]	2,238,000	2,374,005
Okta, Inc.
0.13% due 09/01/25[1,3]	2,347,000	2,232,711
Etsy, Inc.
0.13% due 10/01/26[1,3]	2,454,000	2,228,639
Wayfair, Inc.
1.00% due 08/15/26[1,3]	2,146,000	1,918,896
1.13% due 11/01/24[1,3]	205,000	209,829
Liberty Latin America Ltd.
2.00% due 07/15/24[3]	1,874,000	1,951,905
iQIYI, Inc.
2.00% due 04/01/25[1,3]	2,050,000	1,856,609
Zendesk, Inc.
0.25% due 03/15/23[1]	1,218,000	1,589,042
FireEye, Inc.
0.88% due 06/01/24[1]	1,357,000	1,345,525
8x8, Inc.
0.50% due 02/01/24[1,3]	1,229,000	1,257,517
InterDigital, Inc.
2.00% due 06/01/24[1,3]	1,063,000	1,050,831
Pinduoduo, Inc.
due 10/01/24[1,3,6]	395,000	460,478
Total Communications		77,184,300

Industrial – 5.4%
Airbus SE
due 07/01/22[1,6]	EUR 1,600,000	2,350,292
due 06/14/21[1,6]	EUR 1,700,000	2,072,478
KBR, Inc.
2.50% due 11/01/23[1,3]	3,379,000	4,243,423
Fortive Corp.
0.88% due 02/15/22[1,3]	2,452,000	2,425,217
Cellnex Telecom S.A.
1.50% due 01/16/26[1]	EUR 1,600,000	2,382,780
Sika A.G.
0.15% due 06/05/25	CHF 1,980,000	2,284,098
China Railway Construction Corporation Ltd.
due 01/29/21[1,6]	2,000,000	2,120,554
Asia Cement Corp.
due 09/21/23[6]	1,627,000	1,868,740
OSI Systems, Inc.
1.25% due 09/01/22[1]	1,430,000	1,581,938

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 29

PORTFOLIO OF INVESTMENTS continued	October 31, 2019

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 65.6% (continued)
Industrial – 5.4% (continued)
Vinci S.A.
0.38% due 02/16/22[1]	1,200,000	$ 1,483,380
MINEBEA MITSUMI, Inc.
due 08/03/22[6]	JPY 120,000,000	1,320,301
Taiwan Cement Corp.
due 12/10/23[6]	1,100,000	1,290,219
Chart Industries, Inc.
1.00% due 11/15/24[1,3]	947,000	1,142,193
Vishay Intertechnology, Inc.
2.25% due 06/15/25[1]	1,119,000	1,105,422
CRRC Corporation Ltd.
due 02/05/21[1,6]	1,000,000	963,311
Mesa Laboratories, Inc.
1.38% due 08/15/25	781,000	820,538
Air Transport Services Group, Inc.
1.13% due 10/15/24[1]	818,000	751,926
Total Industrial		30,206,810

Consumer, Cyclical – 4.7%
Huazhu Group Ltd.
0.38% due 11/01/22[1]	5,025,000	5,511,797
Tesla, Inc.
2.00% due 05/15/24[1]	2,175,000	2,667,252
1.25% due 03/01/21[1]	909,000	990,441
Marriott Vacations Worldwide Corp.
1.50% due 09/15/22[1]	2,542,000	2,601,515
Zhongsheng Group Holdings Ltd.
due 05/23/23[6]	HKD 17,000,000	2,386,185
Harvest International Co.
due 11/21/22[6]	HKD 16,000,000	2,069,036
Guess?, Inc.
2.00% due 04/15/24[1,3]	1,982,000	1,899,004
Sony Corp.
due 09/30/22[6]	JPY 147,000,000	1,898,064
Cie Generale des Etablissements Michelin SCA
due 01/10/22[1,6]	1,800,000	1,825,884
Adidas AG
0.05% due 09/12/23[1]	EUR 800,000	1,086,760
Meritor, Inc.
3.25% due 10/15/37[1]	1,032,000	1,062,529
Suzuki Motor Corp.
due 03/31/23[6]	JPY 70,000,000	823,749
EZCORP, Inc.
2.38% due 05/01/25	858,000	644,161

See notes to financial statements.
30 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2019

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 65.6% (continued)
Consumer, Cyclical – 4.7% (continued)
Kering S.A.
due 09/30/22[1,6]	EUR 400,000	$ 478,846
LVMH Moet Hennessy Louis Vuitton SE
due 02/16/21[6]	1,031**	471,949
Total Consumer, Cyclical		26,417,172

Financial – 4.6%
AXA S.A.
7.25% due 05/15/21[1,3]	4,371,000	4,540,376
SBI Holdings, Inc.
due 09/13/23[6]	JPY 300,000,000	2,930,675
Poseidon Finance 1 Ltd.
due 02/01/25[1,6]	2,424,000	2,431,719
Deutsche Wohnen SE
0.33% due 07/26/24[1]	EUR 1,800,000	2,104,764
PRA Group, Inc.
3.50% due 06/01/23[1]	1,960,000	1,991,588
Colony Capital, Inc.
3.88% due 01/15/21[1]	1,909,000	1,880,371
IMMOFINANZ AG
1.50% due 01/24/24[1]	EUR 1,300,000	1,840,271
BofA Finance LLC
0.25% due 05/01/23[1]	1,523,000	1,536,333
Blackstone Mortgage Trust, Inc.
4.75% due 03/15/23[1]	1,263,000	1,336,362
Aurelius SE
1.00% due 12/01/20	EUR 1,200,000	1,312,609
IH Merger Sub LLC
3.50% due 01/15/22[1]	835,000	1,151,227
PHP Finance Jersey NO 2 Ltd.
2.88% due 07/15/25	GBP 785,000	1,092,644
Cindai Capital Ltd.
due 02/08/23[6]	800,000	775,773
LEG Immobilien AG
0.88% due 09/01/25[1]	EUR 600,000	770,555
Total Financial		25,695,267

Basic Materials – 2.1%
Toray Industries, Inc.
due 08/31/21[1,6]	JPY 370,000,000	3,759,866
Brenntag Finance BV
1.88% due 12/02/22[1]	3,500,000	3,457,300
Mitsubishi Chemical Holdings Corp.
due 03/29/24[1,6]	JPY 130,000,000	1,246,078

See notes to financial statements.
AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 31

PORTFOLIO OF INVESTMENTS continued	October 31, 2019

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 65.6% (continued)
Basic Materials – 2.1% (continued)
Cleveland-Cliffs, Inc.
1.50% due 01/15/25[1]	930,000	$ 1,022,620
Osisko Gold Royalties Ltd.
4.00% due 12/31/22	CAD 1,300,000	1,006,490
Pretium Resources, Inc.
2.25% due 03/15/22	837,000	892,995
Glencore Funding LLC[6]
due 03/27/25	800,000	678,072
Total Basic Materials		12,063,421

Energy – 1.8%
TOTAL S.A.
0.50% due 12/02/22[1]	2,000,000	2,109,360
Transocean, Inc.
0.50% due 01/30/23[1]	2,326,000	1,916,429
RAG-Stiftung
due 02/18/21[1,6]	EUR 800,000	893,806
due 10/02/24[1,6]	EUR 700,000	781,799
BP Capital Markets plc
1.00% due 04/28/23[1]	GBP 1,000,000	1,564,898
Whiting Petroleum Corp.
1.25% due 04/01/20[1]	1,380,000	1,363,321
Eni SpA
due 04/13/22[1,6]	EUR 900,000	1,038,525
Helix Energy Solutions Group, Inc.
4.13% due 09/15/23	632,000	765,905
Total Energy		10,434,043

Utilities – 1.2%
NRG Energy, Inc.
2.75% due 06/01/48[1]	2,318,000	2,635,633
CenterPoint Energy, Inc.
4.52% due 09/15/29	40,717**	2,369,322
China Yangtze Power International BVI 1 Ltd.
due 11/09/21[1,6]	1,775,000	1,857,551
Total Utilities		6,862,506
Total Convertible Bonds
(Cost $352,213,811)		370,097,252

See notes to financial statements.

32 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2019

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS††,7 – 1.7%
Consumer, Cyclical – 1.0%
PetSmart, Inc.
5.04% (3 Month USD LIBOR + 3.00%, Rate Floor: 1.00%) due 03/11/22	3,878,150	$ 3,790,099
Alterra Mountain Co.
4.80% (3 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 07/31/24	1,864,785	1,869,447
Total Consumer, Cyclical		5,659,546

Communications – 0.5%
Sprint Communications, Inc.
4.56% (3 Month USD LIBOR + 2.50%, Rate Floor: 0.75%) due 02/03/24	2,925,000	2,896,978

Consumer, Non-cyclical – 0.2%
Refinitiv US Holdings, Inc.
5.79% (3 Month USD LIBOR + 3.75%, Rate Floor: 0.00%) due 10/01/25	992,500	998,644
Total Senior Floating Rate Interests
(Cost $9,669,440)		9,555,168
Total Investments – 168.4%
(Cost $924,167,357)		$ 950,028,153

	Contracts	Value

LISTED OPTIONS WRITTEN† – (0.1)%
Call options on:
Citigroup, Inc.
Expiring November 2019 with strike price of $72.50 (Notional Value $3,625,000)	500	$ (50,000)
Alibaba Group Holdings, Ltd.
Expiring November 2019 with strike price of $180.00 (Notional Value $3,600,000)	200	(89,000)
Las Vegas Sands Corp.
Expiring November 2019 with strike price of $60.00 (Notional Value $4,500,000)	750	(201,000)
Total Call Options		(340,000)
Total Listed Options Written
(Premiums received $202,770)		(340,000)
Other Assets & Liabilities, net – (68.3)%		(385,539,893)
Total Net Assets – 100.0%		$ 564,148,260

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 33

PORTFOLIO OF INVESTMENTS continued	October 31, 2019

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††

						Unrealized
			Settlement	Settlement	Value at	Appreciation
Counterparty	Contracts to Sell	Currency	Date	Value	October 31, 2019	(Depreciation)
Bank of New York Mellon	1,649,306,300	JPY	12/13/19	$15,410,265	$ 15,300,648	$ 109,617
Bank of New York Mellon	34,500,000	HKD	12/13/19	4,402,431	4,400,918	1,513
Bank of New York Mellon	1,361,891	CAD	12/13/19	1,037,284	1,036,377	907
Bank of New York Mellon	2,204,393	CHF	12/13/19	2,236,126	2,241,882	(5,756)
Bank of New York Mellon	2,578,424	GBP	12/13/19	3,198,452	3,341,465	(143,013)
Bank of New York Mellon	22,436,676	EUR	12/13/19	24,868,586	25,108,540	(239,954)
						$(276,686)
			Settlement	Settlement	Value at	Unrealized
Counterparty	Contracts to Buy	Currency	Date	Value	October 31, 2019	Appreciation
Bank of New York Mellon	927,000	EUR	12/13/19	$1,019,084	$ 1,037,391	$ 18,307
Bank of New York Mellon	50,700,000	JPY	12/13/19	466,748	470,345	3,597
						$ 21,904

~    The face amount is denominated in U.S. dollars unless otherwise indicated.
*     Non-income producing security.
**    Represents shares.
†    Value determined based on Level 1 inputs — See Note 6.
††  Value determined based on Level 2 inputs — See Note 6.
1    All or a portion of these securities have been physically segregated in connection with the margin loan and reverse repurchase agreements. As of October 31, 2019, the total value of securities segregated was $757,529,999.
2    Rate indicated is the 7-day yield as of October 31, 2019.
3    Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $317,074,656 (cost $312,051,608), or 56.2% of total net assets.
4    Perpetual maturity.
5    Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
6    Zero coupon rate security.
7    Variable rate security. Rate indicated is the rate effective at October 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
See notes to financial statements.

34 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2019

ADR	American Depositary Receipt
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
LIBOR	London Interbank Offered Rate
plc	Public Limited Company

See Sector Classification in Other Information section.
The following table summarizes the inputs used to value the Fund’s investments at October 31, 2019 (See Note 6 in the Notes to Financial Statements):
		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
Investments in Securities (Assets)	Prices	Inputs	Inputs	Total
Common Stocks	$49,597,342	$—	$—	$49,597,342
Convertible Preferred Stocks	81,608,352	—	—	81,608,352
Money Market Fund	32,701,173	—	—	32,701,173
Corporate Bonds	—	406,468,866	—	406,468,866
Convertible Bonds	—	370,097,252	—	370,097,252
Senior Floating Rate Interests	—	9,555,168	—	9,555,168
Forward Foreign Currency
Exchange Contracts*	—	133,941	—	133,941
Total Assets	$163,906,867	$786,255,227	$—	$950,162,094

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
Investments in Securities (Liabilities)	Prices	Inputs	Inputs	Total
Options Written	$340,000	$—	$—	$340,000
Forward Foreign Currency
Exchange Contracts*	—	388,723	—	388,723
Total Liabilities	$340,000	$388,723	$—	$728,723

* This derivative is reported as unrealized appreciation/depreciation at period end.
Please refer to the detailed portfolio for the breakdown of investment type by industry category.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $177,016,427 are categorized as Level 2 within the disclosure hierarchy – See note 7.
The fund did not hold any Level 3 securities during the year ended October 31, 2019.
See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 35

STATEMENT OF ASSETS AND LIABILITIES	October 31, 2019

ASSETS:
Investments, at value (cost $924,167,357)	$950,028,153
Cash	656,000
Unrealized appreciation on forward foreign currency exchange contracts	133,941
Receivables:
Investments sold	9,943,112
Interest	7,916,314
Dividends	213,854
Tax reclaims	63,780
Other assets	186,043
Total assets	969,141,197
LIABILITIES:
Margin Loan	210,000,000
Reverse repurchase agreements (Note 7)	177,016,427
Options Written, at value (proceeds $202,770)	340,000
Unrealized depreciation on forward foreign currency exchange contracts	388,723
Interest payable on the margin loan	23,731
Payable for:
Investments purchased	16,057,139
Investment advisory fees	434,500
Professional fees	266,239
Servicing fees	169,053
Other liabilities	297,125
Total liabilities	404,992,937
NET ASSETS	$564,148,260
NET ASSETS CONSIST OF:
Common stock, $0.001 par value per share; unlimited number of shares authorized,
34,525,222 shares issued and outstanding	$34,525
Additional paid-in capital	574,932,410
Total distributable earnings (loss)	(10,818,675)
NET ASSETS	$564,148,260
Shares outstanding ($0.001 par value with unlimited amount authorized)	34,525,222
Net asset value	$16.34

See notes to financial statements.

36 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

STATEMENT OF OPERATIONS	October 31, 2019
For the Year Ended October 31, 2019

INVESTMENT INCOME:
Interest (net of foreign taxes withholding $16,121)	$33,363,974
Dividends (net of foreign taxes withholding $2,804)	5,974,976
Total investment income	39,338,950
EXPENSES:
Interest expense	14,250,656
Investment advisory fees	5,118,997
Servicing fees	1,990,721
Trustees’ fees and expenses*	463,609
Professional fees	428,202
Insurance	191,778
Administration fees	182,194
Fund accounting fees	172,587
Printing fees	113,940
Custodian fees	60,088
Registration and filing fees	33,855
Transfer agent fees	20,380
Other expenses	30,341
Total expenses	23,057,348
Net investment income	16,281,602
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(6,130,747)
Foreign currency transactions	(40,029)
Forward foreign currency exchange contracts	2,083,374
Options Written	66,968
Net realized loss	(4,020,434)
Net change in unrealized appreciation (depreciation) on:
Investments	42,204,732
Foreign currency translations	7,424
Forward foreign currency exchange contracts	(1,151,928)
Options Written	(56,885)
Net change in unrealized appreciation (depreciation)	41,003,343
Net realized and unrealized gain	36,982,909
Net increase in net assets resulting from operations	$53,264,511
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 37

STATEMENTS OF CHANGES IN NET ASSETS		October 31, 2019

	Year Ended	Year Ended
	October 31, 2019	October 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$16,281,602	$11,487,807
Net realized gain (loss) on investments	(4,020,434)	24,129,828
Net change in unrealized appreciation (depreciation)
on investments	41,003,343	(51,825,603)
Net increase (decrease) in net assets resulting from operations	53,264,511	(16,207,968)
Distributions to shareholders	(19,250,159)	(13,035,462)
Return of capital	(29,306,113)	(18,468,343)
SHAREHOLDER TRANSACTIONS:
Net proceeds from the issuance of shares due to merger	—	253,762,759 [a]
Net increase in net assets resulting from shareholder transactions	—	253,762,759
Net increase in net assets	4,708,239	206,050,986
NET ASSETS:
Beginning of period	559,440,021	353,389,035
End of period	$564,148,260	$559,440,021
[a] Fund merger – See note 11

See notes to financial statements.

38 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

STATEMENT OF CASH FLOWS	October 31, 2019
For the Year Ended October 31, 2019
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$53,264,511
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments	(42,204,732)
Net change in unrealized (appreciation) depreciation on forward foreign
currency exchange contracts	1,151,928
Net change in unrealized (appreciation) depreciation on options written	56,885
Net realized loss on investments	6,130,747
Net realized gain on options written	(66,968)
Purchase of long-term investments	(1,132,278,062)
Proceeds from sale of long-term investments	1,162,613,882
Net purchases of short-term investments	(2,533,308)
Return of capital distributions received from investments	103,050
Net accretion of discount and amortization of premium	(1,165,039)
Corporate actions and other payments	473,236
Premiums received on options written	647,632
Cost of closing options written	(785,689)
Decrease investments sold receivable	9,972,044
Decrease in dividend receivable	417,116
Increase in interest receivable	(405,318)
Decrease in tax reclaims receivable	219,675
Decrease in other assets	71,458
Decrease in investments purchased payable	(5,387,298)
Decrease in interest payable on margin loan	(2,546)
Decrease in professional fees payable	(105,748)
Decrease in servicing fees payable	(2,913)
Decrease in due to custodian	(858,165)
Decrease in investment advisory fees payable	(7,490)
Decrease in merger fees payable	(225,003)
Increase in other liabilities	118,387
Net Cash Provided by Operating and Investing Activities	$49,212,272
Cash Flows From Financing Activities:
Distributions to common shareholders	(48,556,272)
Net Cash Used in Financing Activities	(48,556,272)
Net increase in cash	656,000
Cash at Beginning of Year	—
Cash at End of Year	$656,000
Supplemental Disclosure of Cash Flow Information:
Cash paid during the year for interest	$14,251,765

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 39

FINANCIAL HIGHLIGHTS	October 31, 2019

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2019	2018	2017	2016	2015

Per Share Data:
Net asset value, beginning of period	$16.20	$17.63	$16.26	$17.11	$19.00
Income from investment operations:
Net investment income(a)	0.47	0.51	0.69	0.75	0.65
Net gain (loss) on investments (realized and unrealized)	1.08	(0.54)	1.86	(0.47)	(1.41)
Total from investment operations	1.55	(0.03)	2.55	0.28	(0.76)
Less distributions from:
Net investment income	(0.56)	(0.58)	(0.75)	(0.74)	(0.76)
Return of capital	(0.85)	(0.82)	(0.49)	(0.39)	(0.37)
Total distributions to shareholders	(1.41)	(1.40)	(1.24)	(1.13)	(1.13)
Increase resulting from tender offer and repurchase of Common Shares	—	—	0.06	—	—
Net asset value, end of period	$16.34	$16.20	$17.63	$16.26	$17.11
Market value, end of period	$14.79	$13.93	$16.09	$14.01	$14.13
Total Return(b)
Net asset value	9.94%	(0.34%)	16.55%	1.94%	(4.20%)
Market value	17.01%	(5.22%)	24.20%	7.57%	(12.57%)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$564,148	$559,440	$353,389	$383,513	$403,555

See notes to financial statements.

40 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	October 31, 2019

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2019	2018	2017	2016	2015
Ratio to average net assets of:
Net investment income, including interest expense	2.90%	2.93%	4.04%	4.66%	3.56%
Total expenses, including interest expense(c),(d)	4.11%	3.87%	2.72%	2.92%	2.48%
Portfolio turnover rate	123%	121%	110%	98%	117%
Senior Indebtedness:
Margin loan outstanding (in thousands)(e)	$210,000	$235,000	$227,000	$262,000	$262,000
Asset Coverage per $1,000 of indebtedness(f)	$3,686	$3,381	$2,557	$2,464	$2,540

(a)	Based on average shares outstanding.
(b)	Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at the net asset value (“NAV”)
or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total return does not reflect brokerage commissions.
(c)	Expense ratio does not reflect the fees and expenses incurred directly by the Fund as a result of its investment in shares of business development companies. If these fees were included in the expense ratio, the increase to the expense ratio would be approximately 0.00%, 0.00%, 0.00%, 0.01% and 0.01% for the years ended October 31, 2019, 2018, 2017, 2016 and 2015.
(d)	Excluding interest expense, the operating expense ratios for the years ended October 31 would be:

	2019	2018	2017	2016	2015
	1.57%	1.62%	1.49%	1.52%	1.42%
(e)	Commencing on October 31, 2018, as a result of the Fund having earmarked or segregated cash to collateralize the reverse repurchase agreement transactions or otherwise having
	covered the transactions, in accordance with releases and interpretive letters issued by the Securities and Exchange Commission (the “SEC”), the Fund does not treat its obligations
	under such transactions as senior securities representing indebtedness for purposes of the 1940 Act.
(f)	Calculated by subtracting the Fund’s total liabilities (not including the margin loan) from the Fund’s total assets and dividing by the margin loan.

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 41

NOTES TO FINANCIAL STATEMENTS	October 31, 2019

Note 1 – Organization
Advent Convertible and Income Fund (the “Fund”) (formerly known as Advent Claymore Convertible Securities and Income Fund) was organized as a Delaware statutory trust on February 19, 2003. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. The Fund pursues its investment objective by investing at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income producing securities.
Note 2 – Significant Accounting Policies
The Fund operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
(a) Valuation of Investments
The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from investment management, finance, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.
Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes quarterly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.
If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.
Securities listed on an exchange or on an over-the-counter market will be valued at the last reported sale price on the primary exchange or market on which they are traded; provided, however, that securities listed on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market system will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.

42 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2019

Equity securities that are traded on an exchange or on the over-the-counter market and for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices.
Open-end investment companies are valued at their net asset value (“NAV”) as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.
Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee is authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.
Debt securities are valued based on prices provided by pricing services or, if not available or if Advent Capital Management, LLC (“Advent” or the “Investment Adviser”) considers that price to not represent fair value, by dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. If sufficient market activity is limited or does not exist, the pricing services or dealers may utilize proprietary valuation models which may, for example, consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, or other unique security features in order to estimate relevant cash flows, which are then discounted to calculate a security’s fair value. Short-term securities with remaining maturities of 60 days or less at the time of valuation are valued at amortized cost, which approximates market value. Short-term securities which have a term-to-maturity greater than 60 days from the date of purchase are valued at their current market quotations until maturity or disposition. Convertible securities are valued in the same manner as debt securities. Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.
Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes. If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.
Listed options are valued at the Official Settlement Price listed in by the exchange, usually as of 4:00 p.m. Long options are valued using the bid price and short options are valued using the ask price. In the event that a settlement price is not available, fair valuation is enacted. Over-the-counter (“OTC”) options are valued using the average bid price (for long options), or average ask price (for short options) obtained from one or more security dealers.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 43

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2019

Forward foreign currency exchange contracts are valued by pricing services or, if not available or if Advent considers that price to not represent fair value, by dealers using the mid price. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded.
Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasuries, and other information analysis.
(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.
(c) Convertible Securities
The Fund invests in convertible securities, preferred stocks and fixed-income securities which are convertible into common stock. Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Most commonly, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities. By investing in a convertible security, the Fund may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock.
(d) Senior Floating Rate Interests
Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require repayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown on the Schedule of Investments.
(e) Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

44 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2019

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.
Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in the Fund’s accounting records on the date of receipt, if any, is shown as net realized gains or losses on foreign currency transactions on the Fund’s Statement of Operations.
Foreign exchange unrealized appreciation or depreciation on assets and liabilities, other than investments, if any, is shown as unrealized appreciation (depreciation) on foreign currency translation on the Fund’s Statement of Operations.
(f) Forward Foreign Currency Exchange Contracts
Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations in forward foreign currency exchange contracts.
(g) Distributions to Shareholders
The Fund declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed taxable income, the excess will be deemed a return of capital.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.
(h) Covered Call Options and Put Options
When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written on the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If an option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 45

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2019

When a call option is purchased, the Fund obtains the right (but not the obligation) to buy the underlying instrument at the strike price at anytime during the option period. When a put option is purchased, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at the strike price at anytime during the option period. When the Fund purchases an option, an amount equal to the premium paid by the Fund is reflected as an asset and subsequently marked-to-market to reflect the current market value of the option purchased. Purchased options are included with Investments on the Statement of Assets and Liabilities.
(i) Certain Risks and Other Considerations
In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or the potential inability of a counterparty to meet the terms of an agreement (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, convertible securities, equity securities, illiquid securities, leverage concentration, interest rate and credit risks.
Investment and Market Risk. An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. An investment in the Fund’s common shares represents an indirect investment in the securities owned by the Fund. The value of the securities owned by the Fund may fluctuate, sometimes rapidly and unpredictably, which will affect the NAV and may affect the market price of the common shares. The value of securities owned by the Fund may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived economic conditions, changes in interest or currency rates or changes in investor sentiment or market outlook generally. At any point in time, your common shares may be worth less than your original investment, including the reinvestment of the Fund’s dividends and distributions.
Convertible Securities Risk. The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security’s price may be as volatile as that of common stock. Because both interest rates and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment grade or are not rated.

46 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2019

Although all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or through voluntary redemptions by holders) and replaced with newly issued convertibles may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory-conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities. A convertible security may be subject to redemption at the option of the issuer at a price set in the governing instrument of the convertible security.
If a convertible security held by the Fund is subject to such redemption option and is called for redemption, the Fund must allow the issuer to redeem the security, convert it into the underlying common stock, or sell the security to a third party.
As a result of the conversion feature, convertible securities typically offer lower interest rates than if the securities were not convertible. During periods of rising interest rates, it is possible that the potential for capital gain on convertible securities may be less than that of a common stock equivalent if the yield on the convertible security is at a level that would cause it to sell at discount.
Also, in the absence of adequate anti-dilution provisions in a convertible security, dilution in the value of the Fund’s holding may occur in the event the underlying stock is subdivided, additional securities are issued, a stock dividend is declared, or the issuer enters into another type of corporate transaction which increases its outstanding securities.
Equity Securities Risk. Equity securities risk is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. Stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock in which the Fund may invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock of an issuer held by the Fund. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding: government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 47

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2019

Illiquid Securities Risk. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and the manager’s judgment may play a greater role in the valuation process. Investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund’s operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities. Although many of the Rule 144A Securities in which the Fund invests may be, in the view of the manager, liquid, if qualified institutional buyers are unwilling to purchase these Rule 144A Securities, they may become illiquid.
Leverage Risk. The use of leverage may result in higher income to common shareholders over time; however, there can be no assurance that these expectations will be realized or that a leveraging strategy will be successful in any particular time period. Use of leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. There can be no assurance that a leveraging strategy will be utilized or will be successful.
The use of leverage by the Fund will cause the NAV, and possibly the market price, of the Fund’s common shares to fluctuate significantly in response to changes in interest rates and other economic indicators. As a result, the NAV and market price and dividend rate of the common shares of the Fund is likely to be more volatile than those of a closed-end management investment company that is not exposed to leverage. In a declining market the use of leverage may result in a greater decline in the NAV of the common shares than if the Fund were not leveraged.
Leverage will increase operating costs, which may reduce total return. The Fund will have to pay interest on its indebtedness, if any, which may reduce the Fund’s return. This interest expense may be greater than the Fund’s return on the underlying investment, which would negatively affect the performance of the Fund. Increases in interest rates that the Fund must pay on its indebtedness will increase the cost of leverage and may reduce the return to common shareholders. This risk may be greater in the current market environment because interest rates are near historically low levels.
Certain types of indebtedness subject the Fund to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Certain indebtedness issued by the Fund also may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such indebtedness. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.
Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses associated with the repurchase agreement, that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be

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successfully employed. In connection with reverse repurchase agreements, the Fund will also be subject to counterparty risk with respect to the purchaser of the securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted.
The Fund may have leverage outstanding during a shorter-term period during which such leverage may not be beneficial to the Fund if it believes that the long-term benefits to common shareholders of such leverage would outweigh the costs and portfolio disruptions associated with redeeming and reissuing such leverage. However, there can be no assurance that the Fund’s judgment in weighing such costs and benefits will be correct.
During the time in which the Fund is utilizing leverage, the amount of the fees paid for investment advisory services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s managed assets, including proceeds of leverage. This may create a conflict of interest between the Adviser and the common shareholders, as common shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of leverage, which means that common shareholders effectively bear the entire advisory fee.
In addition, the Fund may engage in certain derivatives transactions that have economic characteristics similar to leverage. The Fund intends to earmark or segregate cash or liquid securities or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC. Securities so segregated or designated as “cover” will be unavailable for sale (unless replaced by other securities qualifying for segregation or cover requirements), which may adversely affect the ability of the Fund to pursue its investment objective.
The Fund may be required to pay a commitment fee on unused portions of its credit facility. In connection with the use of leverage, the Fund may enter into interest rate swap or cap transactions, either separately or as a component of its credit facility in order to fix its borrowing costs. In the event the Fund elects or are required to de-lever, the Fund may be required to pay early termination payments and other breakage costs associated with the termination of the interest rate swap or cap transaction. While such transactions are intended to reduce the risks associated with an increase in short-term interest rates, the use of interest rate swaps and caps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund’s use of interest rate instruments could enhance or harm the overall performance of the Fund’s common shares.
Credit Risk. Credit risk is the risk that one or more income securities in the Fund’s portfolio will decline in price, or fail to pay interest and principal when due, because the issuer of the security experiences a decline in its financial status. The Fund’s investments in income securities involve credit risk. However, in general, lower rated, lower grade and non-investment grade securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s NAV or dividends.
Interest Rate Risk. Convertible and nonconvertible income-producing securities including preferred stock and debt securities (collectively, “income securities”) are subject to certain interest rate risks. If interest rates go up, the value of income securities in the Fund’s portfolio generally will decline. These risks may be greater in the current market environment because interest rates are near

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historically low levels. During periods of rising interest rates, the average life of certain types of income securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade security if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.
Lower Grade Securities Risk. Investing in lower grade and non-investment grade securities involves additional risks. Securities of below investment grade quality are commonly referred to as “junk bonds” or “high yield securities.” Investment in securities of below investment grade quality involves substantial risk of loss. Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer specific developments. Issuers of below investment grade securities are not perceived to be as strong financially as those with higher credit ratings. Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the market for lower grade securities. The risk of loss due to default by the issuer is significantly greater for the holders of lower grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer. Securities of below investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for securities of below investment grade quality tend to be more volatile and such securities tend to be less liquid than investment grade debt securities. To the extent that a secondary market does exist for certain below investment grade securities, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.
Foreign Securities and Emerging Markets Risk. Investing in non-U.S. issuers may involve unique risks, such as currency, political, economic and market risk. In addition, investing in emerging markets entails additional risk including, but not limited to: news and events unique to a country or region; smaller market size, resulting in lack of liquidity and price volatility; certain national policies which may restrict the Fund’s investment opportunities; less uniformity in accounting and reporting requirements; unreliable securities valuation; and custody risk.
Counterparty Risk. The Fund is subject to counterparty credit risk, which is the risk that the counterparty fails to perform on agreements with the Fund such as swap and option contracts, and reverse repurchase agreements.

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LIBOR Risk. The London Interbank Offered Rate (“LIBOR”) as a reference or benchmark interest rate in the U.S. and globally for commercial and financial contracts. LIBOR is used as a benchmark rate for floating rate debt, bank loans, derivatives and other borrowings or debt securities. The Fund has leverage arrangements that require the Fund to pay a floating rate of interest based on LIBOR. In addition, the Fund may invest in instruments that pay a floating rate of interest based on LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR. It is expected that a number of private-sector banks currently reporting information used to set LIBOR will stop doing so after 2021 when their current reporting commitment ends. The U.S. and other countries are currently working to replace LIBOR with alternative reference rates. There is currently no definitive information regarding the future utilization of LIBOR and the nature of any replacement rate. The expected discontinuation of LIBOR, and the transition to an alternative benchmark rate, may require renegotiation by the Fund of certain of its investment instruments and its leverage arrangements. Moreover, the discontinuation of LIBOR and the transition to an alternative benchmark rate may adversely impact the functioning, liquidity, volatility, and value of floating rate income securities and could lead to significant short-term and long-term uncertainty and market instability. These risks will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. These events may also increase the difficulty of borrowing or refinancing and may diminish the effectiveness of hedging strategies. The precise impacts of a transition away from LIBOR on the Fund, on floating rate income securities in which the Fund may invest, and on the financing market generally remain uncertain. Additionally, because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.
(j) Indemnifications
Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
Note 3 – Derivatives
As part of its investment strategy, the Fund utilizes derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 2 of these Notes to Financial Statements.
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative

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instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.
The Fund utilized derivatives for the following purposes:
Hedge – an investment made in order to seek to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.
Income – the use of any instrument that distributes cash flows typically based upon some rate of interest.
Options Purchased and Written
A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.
The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.
The following table represents the Fund’s use and volume of call options written on a monthly basis:
Average Notional
Use	Amount
Income	$ 1,963,750

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.
The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

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The following table represents the Fund’s use, and volume of forward foreign currency exchange contracts on a monthly basis:
Average Value
Use	Purchased	Sold
Hedge	$ 3,804,052	$ 47,648,489

Derivative Investment Holdings Categorized by Risk Exposure
The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of October 31, 2019:
Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency contracts	Unrealized	Unrealized
	appreciation	depreciation
	on forward	on forward
	foreign currency	foreign currency
	exchange contracts	exchange contracts
Equity contracts		Options written,
at value
The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at October 31, 2019:
Asset Derivative Investments Value
Forward Foreign
Currency Exchange
Risk
$ 133,941
Liability Derivative Investments Value
	Forward Foreign	Total Value
Options Written	Currency Exchange	at October 31,
Equity Risk	Risk	2019
$ 340,000	$ 388,723	$ 728,723
The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended October 31, 2019:
Location of Gain (Loss)
Derivative Investment Type	on Derivatives
Currency contracts	Net realized gain (loss) on forward foreign currency exchange contracts Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts
Equity contracts	Net realized gain (loss) on options written Net change in unrealized appreciation (depreciation) on options written

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The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended October 31, 2019:
Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations:
Forward
Options	Foreign
Written	Currency
Equity	Exchange
Risk	Risk	Total
$ 66,968	$ 2,083,374	$ 2,150,342
Change in Unrealized Appreciation (Depreciation) on Derivative Investments
Recognized on the Statement of Operations
Forward
Options	Foreign
Written	Currency
Equity	Exchange
Risk	Risk	Total
$ (56,885)	$ (1,151,928)	$ (1,208,813)
In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.
The Fund has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Fund monitors the counterparty credit risk.
Note 4 – Offsetting
In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.
In order to better define their contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the

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counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statement of Assets and Liabilities in conformity with U.S. GAAP.

			Gross	Net Amounts		Gross Amounts Not Offset
			Amounts	of Assets		in the Statement of
		Gross	Offset in the	Presented in		Assets and Liabilities
		Amounts of	Statement	the Statement	Derivatives
	Investment	Recognized	of Assets &	of Assets &	Available	Financial	Collateral	Net
Counterparty	Type	Assets	Liabilities	Liabilities	for Offset	Instruments	Received	Amount
Bank of New York	Forward	$133,941	$ —	$133,941	$(133,941)	$ —	$ —	$ —
Mellon	Foreign
Currency
Exchange
Contracts

			Gross	Net Amounts		Gross Amounts Not Offset
			Amounts	of Liabilities		in the Statement of
		Gross	Offset in the	Presented in		Assets and Liabilities
		Amounts of	Statement	the Statement	Derivatives
	Investment	Recognized	of Assets &	of Assets &	Available	Financial	Collateral	Net
Counterparty	Type	Liabilities	Liabilities	Liabilities	for Offset	Instruments	Pledged	Amount
Société	Reverse	$177,016,427	$ —	$177,016,427	$ —	$177,016,427	$ —	$ —
Générale	Repurchase
Agreements
Bank of New York	Forward	388,723	—	388,723	(133,941)	—	—	254,782
Mellon	Foreign
Currency
Exchange
Contracts

The table above does not include the additional collateral pledged to the counterparty for the reverse repurchase agreement. Total additional collateral pledged for the reverse repurchase agreement was $90,983,662.

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Note 5 – Fees and Other Transactions
Pursuant to an Investment Advisory Agreement between the Fund and Advent, the Investment Adviser is responsible for the daily management of the Fund’s portfolio of investments, which includes buying and selling securities for the Fund, as well as investment research. The Investment Adviser will receive an annual fee from the Fund based on the average value of the Fund’s Managed Assets. In addition, subject to the approval of the Fund’s Board, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Fund operations (other than the provision of services required under the Investment Advisory Agreement) of all personnel employed by the Investment Adviser who devote substantial time to Fund operations may be reimbursed by the Fund to the Investment Adviser. For the year ended October 31, 2019, the Investment Adviser was not reimbursed by the Fund for these items. The annual fee will be determined as follows:
(a) If the average value of the Fund’s Managed Assets (calculated monthly) is greater than $250 million, the fee will be a maximum amount equal to 0.54% of the average value of the Fund’s Managed Assets.
(b) If the average value of the Fund’s Managed Assets (calculated monthly) is $250 million or less, the fee will be a maximum amount equal to 0.55% of the average value of the Fund’s Managed Assets.
Pursuant to a Servicing Agreement between the Fund and Guggenheim Funds Distributors, LLC (the “Servicing Agent”), the Servicing Agent will act as servicing agent to the Fund. The Servicing Agent will receive an annual fee of 0.21% of the average value of the Fund’s Managed Assets.
For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. Total assets means all of the Fund’s assets and is not limited to its investment securities. Accrued liabilities means all of the Fund’s liabilities other than borrowings for investment purposes.
Certain officers of the Fund may also be officers, directors and/or employees of the Investment Adviser or Servicing Agent. The Fund does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.
MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily managed assets subject to certain minimum monthly fees and out of pocket expenses.
Note 6 – Fair Value Measurement
In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of

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inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:
Level 1 — quoted prices in active markets for identical assets or liabilities.
Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).
Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.
The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.
Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values may be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury Securities, and other information and analysis.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.
Note 7 – Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. For the year ended October 31, 2019, the average daily balance for which reverse repurchase agreements were outstanding amounted to $173,643,836. The average interest rate was 3.53%. As of October 31, 2019 there were $177,016,427 reverse repurchase agreements outstanding.

Counterparty	Interest Rate(s)	Maturity Date(s)	Face Value
Société Générale	3.45%-3.83%	12/15/2020-12/15/2022	$ 123,012,298
Société Générale	2.75% (3 Month USD LIBOR+0.85%)*	11/21/2019	54,004,129
			$ 177,016,427
* Variable rate security. Rate indicated is the rate effective at October 31, 2019.

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The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of October 31, 2019, aggregated by asset class of the related collateral pledged by the Fund:
	Overnight and	Up to	31 – 90	Greater than
	Continuous	30 days	days	90 days	Total
Corporate Bonds	$ —	$ —	$ —	$ 177,016,427	$ 177,016,427
Total Reverse
Repurchase Agreements	$ —	$ —	$ —	$ 177,016,427	$ 177,016,427
Gross amount of
recognized liabilities
for reverse repurchase
agreements	$ —	$ —	$ —	$ 177,016,427	$ 177,016,427
Note 8 – Margin Loan
On November 9, 2012, the Fund entered into a five year margin loan agreement with an approved counterparty whereby the counterparty agreed to provide secured financing to the Fund and the Fund provided pledged collateral to the lender. The interest rate on the amount borrowed was a fixed 1.74%. An unused commitment fee of 0.25% was charged on the difference between the $170,000,000 margin loan agreement and the amount borrowed. If applicable, the unused commitment fee was included in Interest Expense on the Statement of Operations. On December 20, 2012, the Fund borrowed $170,000,000 under the margin loan agreement. On December 15, 2017, the Fund terminated its existing margin loan agreement and transferred the $150,000,000 loan obligation to another approved counterparty.
Concurrent with the termination of the margin loan on December 15, 2017, the Fund entered into a new senior secured credit agreement with Société Générale. Under the terms of the new credit agreement, the Fund’s credit facility is as follows:
3.43% fixed rate 3-year maturity	$ 65,000,000
3.83% fixed rate 5-year maturity	65,000,000
3 Month USD LIBOR+0.85% floating rate 175-day evergreen maturity	20,000,000
The Fund pays a commitment fee on the undrawn portion of the 175-day evergreen facility in the amount of 0.25% per annum. If applicable, the unused commitment fee is included in Interest Expense on the Statement of Operations. On March 14, 2018 the Fund reallocated its leverage with Société Générale, terminating its 3 Month USD LIBOR+0.85% floating rate 175-day evergreen maturity of $20,000,000.
On August 27, 2018, with the completion of the mergers of Advent Claymore Convertible Securities and Income Fund II (“AGC”) and Advent Claymore Enhanced Growth and Income Fund (“LCM”) (together the “Target Funds”) into Advent Convertible and Income Fund (“AVK” or the “Acquiring

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Fund”), the Fund amended its leverage facilities with Société Générale in order to assume the leverage of the Target Funds. Under the terms of the amended credit agreement, the Fund’s credit facility is as follows:
3.48% fixed rate 3-year maturity	$ 114,000,000
3.89% fixed rate 5-year maturity	114,000,000
3 Month USD LIBOR+0.85% floating rate	7,000,000
0.25% Undrawn Commitment Fee	30,000,000

On December 20, 2018, the Fund reallocated its leverage with Société Générale, decreasing its 3.48% fixed rate 3-year maturity margin loan by $25,000,000 and increasing its reverse repurchase agreements by the same amount.
As of October 31, 2019, there was $210,000,000 outstanding in connection with the Fund’s margin loan agreement. The average daily amount of borrowings on the margin loan during the year ended October 31, 2019 was $213,356,164, with a related average interest rate of 3.56%. The maximum amount outstanding during the year was $235,000,000. As of October 31, 2019, the total value of securities segregated as collateral in connection with the margin loan was $489,529,910.
The margin loan agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.
There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.
Note 9 – Federal Income Taxes Information
The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund avoids a 4% federal excise tax that is assessed on the amount of the under distribution.
In order to present paid-in capital in excess of par and total distributable earnings or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings or losses and paid-in capital. For the year ended October 31, 2019, the adjustments were to decrease paid-in capital by $1,217,661 and increase total distributable earnings (loss) by $1,217,661 due to the difference in the treatment for book and tax purposes of distributions to shareholders, real estate investment trusts, partnerships, contingent payment debt instruments and capital loss carryforward expiration.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 59

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2019

As of October 31, 2019, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:
	Tax	Tax
Tax	Unrealized	Unrealized	Net Unrealized
Cost	Appreciation	Depreciation	Appreciation
$ 926,250,099	$ 44,735,027	$ (21,092,690)	$ 23,642,337

The differences between book basis and tax basis unrealized appreciation/(depreciation) are primarily attributable to the tax deferral of losses on wash sales, the mark-to-market of certain derivatives, and additional income adjustments for tax purposes on certain convertible securities.
As of October 31, 2019, tax components of distributable earnings (loss) were as follows:
Undistributed	Undistributed
Ordinary	Long-Term
Income/	Capital Gain/	Net Unrealized
(Accumulated	(Accumulated	Appreciation/
Ordinary Loss)	Capital Loss)	(Depreciation)
$ —	$ (33,454,459)	$ 22,635,784
The components of distributable earnings’ differences between book basis and tax basis are attributable to the tax deferral of losses on wash sales, straddle loss deferrals, and additional income adjustments on certain convertible bonds.
At October 31, 2019, the Fund had a capital loss carryforward available as shown in the table below, to offset possible future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses.
Total
Unlimited	Unlimited	Capital Loss
Short-Term	Long-Term	Carryforward
$ (27,512,559)	$ (5,941,900)	$ (33,454,459)*

*    In accordance with Sections 382-384 of the Internal Revenue Code, a portion of certain Fund losses are subject to an annual limitation. This annual limitation is generally applicable to all of the capital loss carryforwards shown.

For the year ended October 31, 2019, the capital loss carryforward amounts expired and utilized were $1,291,643 and $0, respectively.
For the years ended October 31, 2019 and 2018, the tax character of distributions paid, as reflected on the Statements of Changes in Net Assets, of $19,250,159 and $13,035,462 was ordinary income and $29,306,113 and $18,468,343 was return of capital, respectively.

60 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2019

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Note 10 – Security Transactions
For the year ended October 31, 2019, the cost of purchases and proceeds from sales of investment securities, excluding options written and short-term securities, were as follows:

Purchases	Sales
$ 1,132,278,062	$ 1,162,613,882

Note 11 – Mergers

On August 27, 2018 the mergers of AGC and LCM with and into AVK were completed.
In the mergers, common shareholders of AGC and LCM, respectively, received newly-issued AVK common shares in tax-free transactions having an aggregate net asset value equal to the aggregate net asset value of their holdings of AGC and/or LCM common shares, as applicable, as determined at the close of business on August 24, 2018. Fractional AVK shares were not issued in the mergers and consequently cash was distributed for any such fractional amounts. Relevant details pertaining to the mergers are as follows:
Fund	NAV/Share ($)	Conversion Ratio
Advent Claymore Convertible Securities and Income Fund (AVK)	$17.52	N/A
Advent Claymore Convertible Securities and Income Fund II (AGC)	$6.36	0.36302760
Advent/Claymore Enhanced Growth & Income Fund (LCM)	$8.68	0.49513765
Investments
The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Target Funds as of the date of the mergers, were as follows:
	AGC	LCM
Cost of investments	$291,324,660	$111,470,689
Fair value of investments	$297,048,631	$114,147,866
Net unrealized appreciation (depreciation) on investments	$5,723,971	$2,677,177
Net unrealized appreciation (depreciation) on forward foreign
currency exchange contracts	$503,058	$235,863
Net unrealized appreciation (depreciation) on foreign
currency translations	$85	$(419)

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 61

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2019

Common Shares
The common shares outstanding, net assets applicable to common shares and NAV per common share outstanding immediately before and after the mergers were as follows:

Target Funds – Prior to Mergers	AGC	LCM
Common shares outstanding	27,367,344	9,182,041
Net assets applicable to common shares	$174,095,431	$79,667,328
NAV per common share	$6.36	$8.68
Acquiring Fund – Prior to Mergers		AVK
Common shares outstanding		20,043,745
Net assets applicable to common shares		$351,231,894
NAV per common share		$17.52
Acquiring Fund – Post Mergers		AVK
Common shares outstanding		34,525,222
Net assets applicable to common shares		$604,994,653
NAV per common share		$17.52
Cost and Expenses
In connection with the mergers, the Target Funds and the Acquiring Fund incurred certain associated costs and expenses. Such amounts incurred by the Acquiring Fund are shown on the Statement of Assets and Liabilities and on the Statement of Operations as “Merger fees”. Costs specific to one or each of the funds were expensed to such fund as incurred. With respect to any expenses incurred in connection with the mergers that were not attributable to a specific fund, such expenses were allocated in proportion to the projected expense savings to be realized by each fund as a result of the Mergers. Of the estimated total costs of the mergers, approximately $579,000 was borne by AGC, $260,000 was borne by LCM and $86,000 was borne by AVK.
Pro Forma Results of Operations
Assuming the acquisition had been completed on November 1, 2017, the beginning of the fiscal reporting period of AVK, the pro forma results of operations for the year ended October 31, 2018, are as follows:
Acquiring Fund – Pro Forma Results from Operations (unaudited)	AVK
Net investment income (loss)	$17,253,226
Net realized and unrealized gains (losses)	$(17,845,647)
Change in net assets resulting from operations	$(592,421)
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of AGC and LCM that have been included in AVK’s Statement of Operations since August 27, 2018.

62 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2019

Note 12 – Capital
Common Shares
The Fund has an unlimited amount of common shares, $0.001 par value, authorized and 34,525,222 issued and outstanding. In connection with the Fund’s dividend reinvestment plan, the Fund did not issue shares during the year ended October 31, 2019, or the year ended October 31, 2018. As of October 31, 2019, Advent Capital Management LLC, the Fund’s Investment Adviser, owned 152,662 shares of the Fund.
Transactions in common shares were as follows:

	Year Ended	Year Ended
	October 31, 2019	October 31, 2018
Beginning shares	34,525,222	20,043,745
Shares issued in fund merger	—	14,481,477
Ending shares	34,525,222	34,525,222
Note 13 – Recent Regulatory Reporting Updates
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (the “2018 ASU”) which adds, modifies and removes disclosure requirements related to certain aspects of fair value measurement. The 2018 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. As of October 31, 2019, the Fund has fully adopted the provisions of the 2018 ASU, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.
Note 14 – Recent Accounting Pronouncements
In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management has evaluated the implications of these changes and has determined that the adoption of the ASU will have no impact on the Fund’s net assets or results of operations.
Note 15 – Subsequent Events:
On November 1, 2019, the Fund declared a monthly distribution to common shareholders of $0.1172 per common share. The distribution is payable on November 29, 2019 to shareholders of record on November 15, 2019.
On December 2, 2019, the Fund declared a monthly distribution to common shareholders of $0.1172 per common share. The distribution is payable on December 31, 2019 to shareholders of record on December 13, 2019.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 63

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2019

The Fund has performed an evaluation of subsequent events through the date of issuance of this report and has determined that there are no material events that would require disclosure other than the events disclosed above.

64 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	October 31, 2019

To the Board of Trustees and Shareholders of Advent Convertible and Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Advent Convertible and Income Fund (the “Fund”) as of October 31, 2019, the related statements of operations and cash flows for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed alternative auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
New York, New York
December 20, 2019
We have served as the auditor of one or more investment companies in the Advent complex since 2003.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 65

OTHER INFORMATION (Unaudited)	October 31, 2019

Federal Income Tax Information
Qualified dividend income of as much as $5,536,052 was received by the Fund through October 31, 2019. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.
For corporate shareholders $4,438,792 of investment income (dividend income plus short-term gains, if any), qualified for the dividends-received deduction.
Additionally, of the taxable ordinary income distributions paid during the fiscal year ending October 31, 2019, the Fund had the corresponding percentage qualify as interest related dividends as permitted by IRC Section 871(k)(2).
% of Qualifying Interest Income
66.10%
In January 2020, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal status of the distributions received by you in calendar year 2019.
Sector Classification
Information in the “Portfolio of Investments” is categorized by sectors using sector-level Classifications used by Bloomberg Industry Classification System, a widely recognized industry classifica -tion system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.
Results of Shareholder Votes
The Annual Meeting of Shareholders of the Fund was held on September 25, 2019. Shareholders voted on the election of Trustees. With regards to the election of the following Class I Trustees by shareholders of the Fund:
	# of Shares in Favor	# of Shares Against	# of Shares Abstain
Randall C. Barnes	24,403,646	6,260,164	328,911
Derek Medina	24,376,949	6,278,317	337,455
Gerald L. Seizert	24,392,993	6,251,924	347,804
The other Trustees of the Fund whose terms did not expire in 2019 are Daniel L. Black, Ronald A. Nyberg, Michael A. Smart and Tracy V. Maitland.

66 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	October 31, 2019

Trustees
The Trustees of the Advent Convertible and Income Fund and their principal business occupations during the past five years:
		Term of		Number of
	Position(s)	Office and		Portfolios in
Name, Address	Held	Length		Fund
and Year	with	of Time	Principal Occupation(s)	Complex	Other Directorships
of Birth	Trust	Served*	During Past 5 Years	Overseen **	Held by Trustees
Independent Trustees:

Randall C.	Trustee and	Since 2005	Current: Private Investor (2001-present).	158	Current: Trustee, Purpose Investments
Barnes++	Chairman of				Funds (2013-present).
(1951)	the Audit		Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);
	Committee		President, Pizza Hut International (1991-1993); Senior Vice President,		Former: Managed Duration Investment
			Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).		Grade Municipal Fund (2003-2016).
Daniel L. Black+	Trustee	Since 2005	Current: Managing Partner, the Wicks Group of Cos., LLC (2003-present).	1	Current: EZ Shield, Inc. (2016-present);
(1960)					Harlem Lacrosse & Leadership, Inc.
			Former: Managing Director and Co-Head of the Merchant Banking Group at		(2014-present); Antenna International,
			BNY Capital Markets, a division of BNY Mellon (1998-2003); and Co-Head of		Inc. (2010-present).
U.S. Corporate Banking at BNY Mellon (1995-1998).
Former: Little Sprouts, LLC (2015-2018);
Bendon Inc. (2012-2016); Bonded
Services, Ltd. (2011-2016).
Derek Medina+	Trustee and	Since 2003	Current: Senior Vice President, Business Affairs at ABC News (2008-present).	1	Current: Oliver Scholars (2011-present);
(1966)	Chairman of				Young Scholar’s Institute (2005-present).
	the Nominating		Former: Vice President, Business Affairs and News Planning at ABC News
	and Governance		(2003-2008); Executive Director, Office of the President at ABC News (2000-2003);
	Committee		Associate at Cleary Gottlieb Steen & Hamilton (law firm) (1995-1998); Associate in
Corporate Finance at J.P. Morgan/Morgan Guaranty (1988-1990).

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 67

OTHER INFORMATION (Unaudited) continued	October 31, 2019

		Term of		Number of
	Position(s)	Office and		Portfolios in
Name, Address	Held	Length		Fund
and Year	with	of Time	Principal Occupation(s)	Complex	Other Directorships
of Birth	Trust	Served*	During Past Five Years	Overseen **	Held by Trustees
Independent Trustees continued:
Ronald A.	Trustee	Since 2004	Current: Partner, Momkus LLC (2016-present).	158	Current: PPM Funds (9)(2018-present);
Nyberg++					Edward-Elmhurst Healthcare System
(1953)			Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President,		(2012-present); Western Asset Inflation-
			General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).		Linked Opportunities & Income Fund
(2004-present); Western Asset Inflation-
Linked Income Fund (2003-present).

Former: Managed Duration Investment
Grade Municipal Fund (2003-2016).
Gerald L.	Trustee	Since 2003	Current: Chairman of Seizert Capital Partners, LLC.	1	Current: University of Toledo Foundation
Seizert, CFA, CIC+					(2013-present); Beaumont Hospital
(1952)			Former: Co-Chief Executive (1998-1999) and a Managing Partner and Chief		(2012-present).
Investment Officer – Equities of Munder Capital Management, LLC (1995-1999);
Vice President and Portfolio Manager of Loomis, Sayles & Co., L.P. (asset manager) (1984-1995); Vice President and Portfolio Manager at First of
America Bank (1978-1984).
Michael A.	Trustee	Since 2003	Current: Managing Partner, CWS Private Equity (2014–present), Managing	1	Current: The Mead School (2014-
Smart+			Partner, Cordova, Smart & Williams, LLC (2003–present).		present); National Association of
(1960)					Investment Companies (“NAIC”) (2010-
			Former: Principal , FirstAtlantic Capital Ltd. (2001-2003); Managing Director in		present); Sprint Industrial Holdings
			Investment Banking – the Private Equity Group (1995-2001) and a Vice President		(2007-present).
in Investment Banking – Corporate Finance (1992-1995) at Merrill Lynch & Co;
			Founding Partner of The Carpediem Group, a private placement firm (1991-1992);		Former: Berkshire Blanket, Holdings,
			Associate at Dillon, Read and Co. (investment bank) (1988-1990).		Inc. (2006-2016); Sqwincher Holdings
(2006-2015).

68 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued					October 31, 2019

		Term of		Number of
	Position(s)	Office		Portfolios in
Name, Address	Held	and Length		Fund
and Year	with	of Time	Principal Occupation(s)	Complex	Other Directorships
of Birth	Trust	Served*	During Past Five Years	Overseen **	Held by Trustees
Interested Trustee:
Tracy V.	Trustee,	Since 2003	Current: Founder, President and Chief Investment Officer of Advent Capital	1	None.
Maitland+ø	Chairman,		Management, LLC (2001-present).
(1960)	President and
Chief Executive
Officer
+   Address of all Trustees noted: 888 Seventh Avenue, 31st Floor, New York, NY 10019.
++ Address of all Trustees noted: 227 West Monroe Street, Chicago, IL 60606.
*    After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
-     Mr. Michael A. Smart and Mr. Daniel L. Black are the Class II Trustees. The term of the Class II Trustees will continue until the 2020 annual meeting of shareholders or until successors shall have been elected and qualified.
-     Mr. Tracy V. Maitland and Mr. Ronald A. Nyberg are the Class III Trustees. The term of the Class III Trustees will continue until the 2021 annual meeting of shareholders or until successors shall have been elected and qualified.
-     Mr. Gerald L. Seizert, Mr. Derek Medina and Mr. Randall C. Barnes are the Class I Trustees. The term of the Class I Trustees will continue until the 2022 annual meeting of shareholders or until successors shall have been elected and qualified.
**   As of period end. The Guggenheim Investments Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC and/or Guggenheim Funds Distributors, LLC and/or affiliates of such entities.

ø    Mr. Maitland is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Advent Capital Management, LLC, the Fund’s Investment Adviser.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 69

OTHER INFORMATION (Unaudited) continued	October 31, 2019

Officers
The Officers of the Advent Convertible and Income Fund, who are not Trustees, and their principal occupations during the past five years:

Position(s)
Name, Address*	held	Term of Office
and Year	with the	and Length of
of Birth	Trust	Time Served**	Principal Occupations During Past Five Years

Officers:
Edward C. Delk	Secretary and	Since 2012	Current: General Counsel and Chief Compliance Officer, Advent Capital Management, LLC (2012-present).
(1968)	Chief
	Compliance		Former: Assistant General Counsel and Chief Compliance Officer, Insight Venture Management, LLC (2009-2012); Associate General Counsel,
	Officer		TIAA-CREF (2008-2009); Principal, Legal Department, The Vanguard Group, Inc. (2000-2008).
Tony Huang	Vice President	Since 2014	Current: Director and Associate Portfolio Manager, Advent Capital Management, LLC (2007-present).
(1976)	and Assistant
	Secretary		Former: Senior Vice President, Portfolio Manager and Analyst, Essex Investment Management (2001-2006); Vice President, Analyst, Abacus
Investments (2001); Vice President, Portfolio Manager, M/C Venture Partners (2000-2001); Associate, Fidelity Investments (1996-2000).
Robert White	Treasurer and	Since 2005	Current: Chief Financial and Administrative Officer, Advent Capital Management, LLC (2005-present).
(1965)	Chief Financial
	Officer		Former: Vice President, Client Service Manager, Goldman Sachs Prime Brokerage (1997-2005).

*    Address for all Officers: 888 Seventh Avenue, 31st Floor, New York, NY 10019.
**   Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

70 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	October 31, 2019

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by Computershare Trust Company, N.A. (the “Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 71

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	October 31, 2019

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.
There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

72 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

CONSIDERATIONS REGARDING ANNUAL REVIEW OF THE
INVESTMENT MANAGEMENT AGREEMENT (Unaudited)	October 31, 2019

In discussing the factors and other considerations summarized below, the Board noted that it generally receives, reviews and evaluates information concerning the performance of the Fund and the services and personnel of Advent and its affiliates at quarterly meetings of the Board. While emphasis might be placed on information concerning the investment performance of the Fund, its fees and expenses in comparison with other funds’ fees and other matters at the meeting at which the renewal of the Investment Management Agreement is considered, the process of evaluating the Fund’s investment management arrangements is an ongoing one. The Board did not identify any one particular factor that was controlling or of paramount importance in its deliberations and each individual Trustee may have weighed the information provided differently. The information below represents a summary of certain aspects of the more detailed discussions held by the Board and does not necessarily include all information considered by the Trustees.
Nature, Extent and Quality of Services
The Independent Trustees received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by Advent under the Investment Management Agreement. The Independent Trustees reviewed and considered the information provided by Advent in response to a detailed series of requests submitted on behalf of the Independent Trustees by their independent legal counsel. The Independent Trustees were provided with, among other things, information about the background, experience and expertise of the management and other personnel of Advent and the services provided by that organization to the Fund. The Independent Trustees discussed the quality of the services provided. The compliance history of Advent was discussed, along with the ability of Advent to provide services to the Fund.
The Independent Trustees evaluated the capabilities of Advent, including information regarding its resources and ability to attract and retain highly qualified investment and other professionals. The Independent Trustees also considered the commitment of Advent to the Fund. The Independent Trustees discussed the portfolio managers at Advent responsible for portfolio management for the Fund, including the involvement of Mr. Maitland, and other personnel at Advent.
Based on the above factors, together with those referenced below, the Independent Trustees concluded that they were satisfied with the nature, extent and quality of the investment management services provided to the Fund by Advent.
Fund Performance and Expenses
The Independent Trustees considered the Fund’s performance on a market price and net asset value basis over various time periods. They also considered the performance of the Fund in comparison to the performance results of other closed-end funds that were determined to be similar to the Fund in terms of investment strategy (the “Peer Group”). The Independent Trustees recognized that the number of other funds in the Peer Group was small and that, for a variety of reasons, including exposures to types of assets that significantly vary from those held by the Fund, the Peer Group comparison may have limited usefulness in evaluating Fund performance. The Board also was aware that the performance benchmark indexes may not be fully probative in making comparisons due to the fact that the securities included in the benchmarks may include convertibles, high yield or other

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 73

CONSIDERATIONS REGARDING ANNUAL REVIEW OF THE
INVESTMENT MANAGEMENT AGREEMENT (Unaudited) continued	October 31, 2019

securities with characteristics unlike those purchased by the Fund or in amounts that vary materially from the Fund’s typical holdings. The Board noted that the Fund ranked in the middle of its Peer Group for the one-year period ended October 31, 2018. The Fund also trailed its benchmark indexes during the one-year period.
The Board noted that it had discussions with Advent about the performance of the Fund. The Board noted that the Fund is managed consistent with its stated policies and strategies and that the Fund would tend to underperform in relation to funds with high common stock exposure in rising equity markets. The Independent Trustees considered the steps management has historically taken, and the activities it presently undertakes, to seek to improve performance, and will continue to monitor performance on an on-going basis. The Board discussed the merger of two other affiliated closed-end funds into the Fund during the period. The Board also reviewed information about the discount at which each Fund’s shares have traded as compared with its peers.
The Independent Trustees received and considered information regarding the Fund’s total expense ratio relative to its peers, noting that the Fund generally had a higher expense ratio (based on common assets) than funds in the Peer Group. The Independent Trustees acknowledged that the expense ratio was often higher than the expense ratios of certain Peer Group funds for several reasons because of the Fund’s use of leverage and longer-term borrowings and that certain funds in the Peer Group had no leverage or lower leverage and therefore reported lower expense ratios. The Board noted that in the most recent year, the Fund had incurred extraordinary expenses related its merger with other funds. The costs of leverage were also considered and the potential benefits of the continued use of leverage were considered. The Independent Trustees also noted that expense ratio comparisons with Peer Groups were difficult because the items included in other funds’ expenses may differ from those of the Fund.
Based on the above considerations, discussions and other factors, the Independent Trustees concluded that the overall performance results and expense comparisons supported the re-approval of the Investment Management Agreement.
Investment Management and Advisory Fee Rates
The Independent Trustees reviewed and considered the contractual investment management fee rates for the Fund in comparison with those of the funds in the Peer Group. The Independent Trustees also received and considered information about the nature, extent and quality of services and fee rates offered by Advent to its other clients. In particular, Advent confirmed that the Fund differs from certain other accounts advised by Advent in that they are more complex to manage, require greater resources from Advent and differ in terms of investment strategy and use of leverage. The Independent Trustees also noted the differing services provided by Advent to the Funds in relation to those typically provided to private funds and separate accounts. The Independent Trustees were also aware of the regulatory, reputational, compliance and operational risks faced by Advent in providing services to the Fund, which are generally greater than presented in providing services to clients other than registered funds. Based on the totality of the information they reviewed, the Independent Trustees concluded that the fees were fair and reasonable.

74 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

CONSIDERATIONS REGARDING ANNUAL REVIEW OF THE
INVESTMENT MANAGEMENT AGREEMENT (Unaudited) continued	October 31, 2019

Profitability
The Independent Trustees received and considered estimated profitability analyses of Advent. The Independent Trustees also discussed with representatives of Advent the methodologies used to determine profitability. The Independent Trustees considered the nature of the services provided, their benefits to the Fund, and the extensive resources required to provide those services. In addition, the Independent Trustees considered whether any direct or indirect collateral benefits inured to Advent as a result of its affiliation with the Fund. The Independent Trustees concluded that the profits and other ancillary benefits that Advent received with regard to providing services to the Fund were not unreasonable.
Economies of Scale
The Independent Trustees received and considered information regarding whether there have been economies of scale with respect to the management of the Fund and whether it has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. It was noted that, because the Fund is a closed-end fund, any increase in asset levels generally would have to come from material appreciation through investment performance and the Independent Trustees concluded that the opportunity to benefit from economies of scale was diminished in the context of closed-end funds. The Independent Trustees took note of the increased asset size of the Fund as a result of a recent merger and Advent’s belief that shareholders have benefited from the merger with the caveat that results are preliminary because a full fiscal year has not been completed since the merger was consummated.
Conclusion
After consideration of the factors discussed above and other information considered by the Independent Trustees, the Board, including the Independent Trustees, unanimously voted to approve the Investment Management Agreement for an additional one-year term.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 75

FUND INFORMATION	October 31, 2019

Board of Trustees	Investment Adviser
Randall C. Barnes	Advent Capital Management, LLC
New York, NY
Daniel L. Black
Servicing Agent
Tracy V. Maitland,*	Guggenheim Funds Distributors, LLC
Chairman	Chicago, IL

Derek Medina	Accounting Agent and Custodian
The Bank of New York Mellon
Ronald A. Nyberg	New York, NY

Gerald L. Seizert	Administrator
MUFG Investor Services (US), LLC
Michael A. Smart	Rockville, MD

* Trustee is an “interested person” of the Fund	Transfer Agent
as defined in the Investment Company Act of	Computershare Trust Company, N.A.
1940, as amended.	Jersey City, NJ

Officers	Legal Counsel
Tracy V. Maitland	Skadden, Arps, Slate, Meagher
President and Chief Executive Officer	& Flom LLP
New York, NY
Robert White
Treasurer and Chief Financial Officer	Independent Registered Public
Accounting Firm
Edward C. Delk	PricewaterhouseCoopers LLP
Secretary and Chief Compliance Officer	New York, NY

Tony Huang
Vice President and Assistant Secretary

76 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

FUND INFORMATION continued	October 31, 2019

Portfolio Managers of the Fund
The individuals who are primarily responsible for the day-to-day management of the Fund’s portfolio include Tracy Maitland (President and Chief Investment Officer of Advent), Paul Latronica (Managing Director of Advent) and Tony Huang (Director of Advent). Mr. Maitland and Mr. Latronica are portfolio managers and Mr. Huang is an associate portfolio manager.
Privacy Principles of the Fund
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.
Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s Investment Adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Advent Convertible and Income Fund?
•	If your shares are held in a Brokerage Account, contact your Broker.
•
If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent: Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor.

This report is sent to shareholders of Advent Convertible and Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 274-2227. Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 274-2227, by visiting the Fund’s website at guggenheiminvestments.com/avk or by accessing the Fund’s Form N-PX on the U.S. Securities & Exchange Commission’s (“SEC”) website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to July 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. The Fund’s Forms N-PORT and N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.
Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 77

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ABOUT THE FUND MANAGER

Advent Capital Management, LLC
Advent Capital Management, LLC (“Advent”) is a registered investment adviser, based in New York, which specializes in convertible and high-yield securities for institutional and individual investors. The firm was established by Tracy V. Maitland, a former Director in the Convertible Securities sales and trading division of Merrill Lynch. Advent’s investment discipline emphasizes capital structure research, encompassing equity fundamentals as well as credit research, with a focus on cash flow and asset values while seeking to maximize total return.
Investment Philosophy
Advent believes that superior returns can be achieved while reducing risk by investing in a diversified portfolio of global equity, convertible and high-yield securities. Advent seeks securities with attractive risk/reward characteristics. Advent employs a bottom-up security selection process across all of the strategies it manages. Securities are chosen from those that Advent believes have stable-to-improving fundamentals and attractive valuations.
Investment Process
Advent manages securities by using a strict four-step process:
1	Screen the convertible and high-yield markets for securities with attractive risk/reward characteristics and favorable cash flows;
2	Analyze the quality of issues to help manage downside risk;
3	Analyze fundamentals to identify catalysts for favorable performance; and
4	Continually monitor the portfolio for improving or deteriorating trends in the financials of each investment.

Advent Capital Management, LLC	Guggenheim Funds Distributors, LLC
888 Seventh Avenue, 31st Floor	227 West Monroe Street
New York, NY 10019	Chicago, IL 60606
Member FINRA/SIPC
(12/19)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-AVK-AR-1019

Item 2.  Code of Ethics.
a)           The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “Code of Ethics”).
(b)           No information need be disclosed pursuant to this paragraph.
(c)           The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.
(d)           The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.
(e)           Not applicable.
(f)           (1) The registrant’s Code of Ethics is attached hereto as Exhibit (a)(1).
               (2)  Not applicable.
               (3)  Not applicable.
 Item 3.  Audit Committee Financial Expert.
The registrant’s Board of Trustees has determined that it has six audit committee financial experts serving on its audit committee (the “Audit Committee”), each of whom is an “independent” Trustee, as defined in Item 3 of Form N-CSR: Randall C. Barnes, Daniel L. Black, Derek M. Medina, Ronald A. Nyberg, Gerald L. Seizert and Michael A. Smart.
Mr. Barnes qualifies as an audit committee financial expert by virtue of his experience obtained as a former Senior Vice President, Treasurer of PepsiCo, Inc.
Mr. Black qualifies as an audit committee financial expert by virtue of his experience obtained as a partner of a private equity firm, which includes review and analysis of audited and unaudited financial statements using generally accepted accounting principles (“GAAP”) to show accounting estimates, accruals and reserves.
Mr. Medina qualifies as an audit committee financial expert by virtue of his experience obtained as a Senior Vice President, Business Affairs of ABC News and as a former associate in Corporate Finance at J.P. Morgan/Morgan Guaranty, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Nyberg qualifies as an audit committee financial expert by virtue of his experience obtained as a former Executive Vice President, General Counsel and Secretary of Van Kampen Investments, which included review and analysis of offering documents and audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.
Mr. Seizert qualifies as an audit committee financial expert by virtue of his experience obtained as the chief executive officer and portfolio manager of an asset management company, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.
Mr. Smart qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner of a private equity firm and a former Vice President at Merrill Lynch & Co, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.
(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.)
Item 4.  Principal Accountant Fees and Services.
(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $100,000 and $140,000 for the fiscal years ended October 31, 2019, and October 31, 2018, respectively.
(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements, and are not reported under paragraph 4(a) of this Item, were $0 and $0 for the fiscal years ended October 31, 2019, and October 31, 2018, respectively.
The registrant’s principal accountant did not bill fees for tax services not included in Items 4(a), (b) or (c) above that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $17,510 and $17,510 for the fiscal years ended October 31, 2019, and October 31, 2018, respectively.

The registrant’s principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs 4(a), 4(b) or 4(c) of this Item were $0 and $0 for the fiscal years ended October 31, 2019, and October 31, 2018, respectively.
The registrant’s principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
(e)  Audit Committee Pre-Approval Policies and Procedures.
(1)   In accordance with Rule 2-01(c)(7) of Regulation S-X, the Audit Committee pre-approves all of the Audit and Tax Fees of the registrant. All of the services described in paragraphs 4(b) through 4(d) above were approved by the Audit Committee in accordance with paragraph (c)(7) of Rule 2-01 of Regulation S-X.
The Audit Committee has adopted written policies relating to the pre-approval of the audit and non-audit services performed by the registrant’s independent auditors. Unless a type of service to be provided by the independent auditors has received general pre-approval, it requires specific pre-approval by the Audit Committee. Under the policies, on an annual basis, the Audit Committee reviews and pre-approves the services to be provided by the independent auditors without having to obtain specific pre-approval from the Audit Committee. The Audit Committee has delegated pre-approval authority to the Audit Committee Chairperson. In addition, the Audit Committee pre-approves any permitted non-audit services to be provided by the independent auditors to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser if such services relate directly to the operations and financial reporting of the registrant.
AUDIT COMMITTEE PRE-APPROVAL POLICY OF
ADVENT CONVERTIBLE AND INCOME FUND
Statement of Principles
The Audit Committee (the “Audit Committee”) of the Board of Trustees (the “Board”) of Advent  Convertible and Income Fund (the “Trust,”) is required to pre-approve all Covered Services (as defined in the Audit Committee Charter) in order to assure that the provision of the Covered Services does not impair the auditors’ independence.  Unless a type of service to be provided by the Independent Auditor (as defined in the Audit Committee Charter) is pre-approved in accordance with the terms of this Audit Committee Pre-Approval Policy (the “Policy”), it will require specific pre-approval by the Audit Committee or by any member of the Audit Committee to which pre-approval authority has been delegated.
This Policy and the appendices to this Policy describe the Audit, Audit-Related, Tax and All Other services that are Covered Services and that have been pre-approved under this Policy.  The appendices hereto sometimes are referred to herein as the “Service Pre-Approval Documents”.  The term of any such pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  At its June meeting of each calendar year, the Audit Committee will review and re-approve this Policy and approve or re-approve the Service

Pre-Approval Documents for that year, together with any changes deemed necessary or desirable by the Audit Committee.  The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved or both.  The Audit Committee hereby directs that each version of this Policy and the Service Pre-Approval Documents approved, re-approved or amended from time to time be maintained with the books and records of the Trust.
Delegation
In the intervals between the scheduled meetings of the Audit Committee, the Audit Committee delegates pre-approval authority under this Policy to the Chairman of the Audit Committee (the “Chairman”).  The Chairman shall report any pre-approval decisions under this Policy to the Audit Committee at its next scheduled meeting. At each scheduled meeting, the Audit Committee will review with the Independent Auditor the Covered Services pre-approved by the Chairman pursuant to delegated authority, if any, and the fees related thereto.  Based on these reviews, the Audit Committee can modify, at its discretion, the pre-approval originally granted by the Chairman pursuant to delegated authority.  This modification can be to the nature of services pre-approved, the aggregate level of fees approved, or both.  The Audit Committee expects pre-approval of Covered Services by the Chairman pursuant to this delegated authority to be the exception rather than the rule and may modify or withdraw this delegated authority at any time the Audit Committee determines that it is appropriate to do so.
Pre-Approved Fee Levels
Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee and set forth in the Service Pre-Approval Documents.  Any increase in pre-approved fee levels will require specific pre-approval by the Audit Committee (or the Chairman pursuant to delegated authority).
Audit Services
The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Trust structure or other matters.
In addition to the annual Audit services engagement specifically approved by the Audit Committee, any other Audit services for the Trust not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).
Audit-Related Services
Audit-Related services are assurance and related services that are not required for the audit, but are reasonably related to the performance of the audit or review of the financial statements of the Trust and, to the extent they are Covered Services, the other Covered Entities (as defined in the Audit Committee Charter) or that are traditionally performed by the Independent Auditor.  Audit-Related services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Tax Services
The Audit Committee believes that the Independent Auditor can provide Tax services to the Covered Entities such as tax compliance, tax planning and tax advice without impairing the auditor’s independence.  However, the Audit Committee will not permit the retention of the Independent Auditor in connection with a transaction initially recommended by the Independent Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  Tax services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).
All Other Services
All Other services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).
Procedures
Requests or applications to provide Covered Services that require approval by the Audit Committee (or the Chairman pursuant to delegated authority) must be submitted to the Audit Committee or the Chairman, as the case may be, by both the Independent Auditor and the Chief Financial Officer of the respective Covered Entity, and must include a joint statement as to whether, in their view, (a) the request or application is consistent with the SEC’s rules on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC.  A request or application submitted to the Chairman between scheduled meetings of the Audit Committee should include a discussion as to why approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.
(2)   None of the services described in each of Items 4 (b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $17,510 and $17,510 for the fiscal years ended October 31, 2019, and October 31, 2018, respectively.
(h) Not applicable.
Item 5.  Audit Committee of Listed Registrants.
a)   The Audit Committee was established as a separately designed standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 as amended.  The Audit Committee of the registrant is composed of: Randall C. Barnes, Daniel L. Black, Derek M. Medina, Ronald A. Nyberg, Gerald L. Seizert and Michael A. Smart.
b)   Not applicable.

Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The registrant has delegated the voting of proxies relating to its voting securities to its investment manager, Advent Capital Management, LLC (the “Manager”).  The Manager’s Proxy Voting Policies and Procedures are included as Exhibit (c) attached hereto.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
a) (1) The individuals who are primarily responsible for the day-to-day management of the Fund’s portfolio (the “Portfolio Managers”) include Tracy Maitland (President and Chief Investment Officer of Advent), Paul Latronica (Managing Director of Advent) and Tony Huang (Director of Advent).  Mr. Maitland and Mr. Latronica are portfolio managers and Mr. Huang is an associate portfolio manager.  The Portfolio Managers are supported by teams of investment professionals who make investment decisions for the Fund’s core portfolio of convertible bonds, the Fund’s high yield securities investments and the Fund’s leverage allocation, respectively.  The following provides information regarding the Portfolio Managers as of October 31, 2019.
Name	Since	Professional Experience
Tracy Maitland	2003 (Inception)	Founder, President and Chief Investment Officer of Advent Capital Management, LLC.
Paul Latronica	2011	Managing Director of Advent Capital Management, LLC. He has been associated with Advent for more than 15 years.
Tony Huang	2019	Director of Advent Capital Management, LLC. He has been associated with Advent for more than 10 years.

(a) (2) (i-iii) Other accounts managed. The following summarizes information regarding each of the other accounts managed by them as of October 31, 2019:
Tracy Maitland
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	2	$1,045,940,326.63	0	$0
Other pooled investment vehicles	5	$277,073,891.35	5	$277,073,891.35
Other accounts	545	7,808,826,710.71	0	$0

Paul Latronica
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	1	$ 951,120,718.11	0	$0.00
Other pooled investment vehicles	1	$68,581,325.47	0	$0.00
Other accounts	501	$3,543,190,498.23	0	$0.00

Tony Huang
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	0	$ 0.00	0	$0.00
Other pooled investment vehicles	1	$68,581,325.47	0	$0.00
Other accounts	6	$ 1,852,340,297.72	0	$0.00

(a) (2) (iv) Conflicts of Interest. If another account of the Portfolio Managers has investment objectives and policies that are similar to those of the registrant, the Portfolio Managers will allocate orders pro-rata among the registrant and such other accounts, or, if the Portfolio Managers deviate from this policy, the Portfolio Managers will allocate orders such that all accounts (including the registrant) receive fair and equitable treatment.
(a) (3) Compensation Structure.  The salaries of the Portfolio Managers are fixed at an industry-appropriate amount and generally reviewed annually. In addition, a discretionary bonus may be awarded to the Portfolio Managers, if appropriate.  Bonuses are generally considered on an annual basis and based upon a variety of factors, including, but not limited to, the overall success of the firm, an individual’s responsibility and his/her performance versus expectations. The bonus is determined by senior management at Advent Capital Management, LLC.  Compensation is based on the entire employment relationship and not based solely on the performance of the registrant or any other single account or type of account.  In addition, all Advent Capital Management, LLC employees are also eligible to participate in a 401(k) plan.
(a) (4)   Securities ownership. The following table discloses the dollar range of equity securities of the registrant beneficially owned by the Portfolio Managers as of October 31, 2018:
Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Tracy Maitland	More than $1,000,000
Tony Huang	$100,001 - $500,000.
Paul Latronica	$10,001- $50,000

(b) Not applicable.
Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.
(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a) The registrant has not participated in securities lending activities during the period covered by this report.
(b) Not applicable.
Item 13.  Exhibits.
(a)(1) Code of Ethics for Chief Executive and Senior Financial Officers.
(a)(2) Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.
(a)(3) Not applicable.
(b)     Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.
(c)      Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Advent Convertible and Income Fund
By:       /s/ Tracy V. Maitland
Name: Tracy V. Maitland
Title:    President and Chief Executive Officer
Date:    January 2, 2020
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:       /s/ Tracy V. Maitland
Name: Tracy V. Maitland
Title:    President and Chief Executive Officer
Date:    January 2, 2020
By:       /s/ Robert White
Name:  Robert White
Title:    Treasurer and Chief Financial Officer
Date:    January 2, 2020